As Filed with the Securities and Exchange Commission on September 30, 2003

                                                                File No. 2-15037
                                                                File No. 811-879
================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ____________________________

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   /X/


         Post-Effective Amendment No. 71                                  /X/


                                     AND/OR


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           /X/


         Amendment No. 71                                                 /X/


                              TRAINER WORTHAM FUNDS
               (Exact Name of Registrant as Specified in Charter)

                 1230 AVENUE OF THE AMERICAS, NEW YORK, NY 10020
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 759-7755


                        ________________________________

                           Patrick W. D. Turley, Esq.
                                   Dechert LLP
                              1775 Eye Street, N.W.
                           Washington, D.C. 20006-2401
               (Name and address of agent for service of process)

                        ________________________________


It is proposed that this filing become effective (check appropriate box):

/ / immediately upon filing pursuant to Paragraph (b);
/X/ on OCTOBER 1, 2003 pursuant to Paragraph (b);
/ / 60 days after filing pursuant to Paragraph (a)(1);
/ / on (date) pursuant to Paragraph (a)(1);
/ / 75 days after filing pursuant to Paragraph (a)(2); or / / on (date) pursuant to paragraph (a) (2) of Rule 485.

                                 [LOGO OMITTED]
                             TRAINER WORTHAM FUNDS





                        TRAINER WORTHAM FIRST MUTUAL FUND
                     TRAINER WORTHAM TOTAL RETURN BOND FUND
                    FROLEY, REVY CONVERTIBLE SECURITIES FUND







                                   PROSPECTUS


                                 OCTOBER 1, 2003












  Neither the Securities and Exchange Commission nor any other regulatory body has approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                TABLE OF CONTENTS
                                                                            PAGE

TRAINER WORTHAM FIRST MUTUAL FUND
CAREFULLY REVIEW THIS IMPORTANT SECTION FOR DETAILS ON THE FUND'S INVESTMENT STRATEGIES AND RISKS, AS WELL AS A SUMMARY OF THE FUND'S INVESTMENTS AND FEES.
   Investment Objective....................................................    3
   Principal Investment Strategies.........................................    3
   Principal Investment Risks..............................................    4
   Performance.............................................................    5
   Annual Fees and Expenses................................................    6

TRAINER WORTHAM TOTAL RETURN BOND FUND
CAREFULLY REVIEW THIS IMPORTANT SECTION FOR DETAILS ON THE FUND'S INVESTMENT STRATEGIES AND RISKS, AS WELL AS A SUMMARY OF THE FUND'S INVESTMENTS AND FEES.
  Investment Objective.....................................................    7
  Principal Investment Strategies..........................................    7
  Principal Investment Risks...............................................    8
  Performance..............................................................    9
  Annual Fees and Expenses.................................................   10

FROLEY, REVY CONVERTIBLE SECURITIES FUND
CAREFULLY REVIEW THIS IMPORTANT SECTION FOR DETAILS ON THE FUND'S INVESTMENT STRATEGIES AND RISKS, AS WELL AS A SUMMARY OF THE FUND'S INVESTMENTS AND FEES.
  Investment Objective.....................................................   11
  Principal Investment Strategies..........................................   11
  Principal Investment Risks...............................................   12
  Performance..............................................................   13
  Annual Fees and Expenses.................................................   14
PLEASE NOTE THAT CLASS B SHARES OF THE FUND HAVE NOT YET BEEN OFFERED FOR SALE.

FUND MANAGEMENT
REVIEW THIS SECTION FOR DETAILS ON THE PEOPLE AND ORGANIZATIONS WHO OVERSEE THE FUNDS.
 Trainer Wortham & Company, Inc............................................   15
 Froley, Revy Investment Co., Inc..........................................   16

SHAREHOLDER INFORMATION
CONSULT THIS SECTION TO OBTAIN DETAILS ON HOW SHARES ARE VALUED, HOW TO PURCHASE, SELL AND EXCHANGE SHARES, RELATED CHARGES AND PAYMENTS OF DIVIDENDS
 AND DISTRIBUTIONS.
  Pricing of Fund Shares...................................................   17
  Purchasing and Adding to Your Shares.....................................   17
  Selling Your Shares......................................................   19
  Distribution Arrangements/Sales Charges..................................   21
  Exchanging Your Shares...................................................   23
  Dividends, Distributions and Taxes.......................................   24
  The Distributor and Administrator........................................   24

FINANCIAL HIGHLIGHTS.......................................................   25
REVIEW THIS SECTION FOR DETAILS ON THE SELECTED FINANCIAL STATEMENTS OF EACH
FUND.

FOR MORE INFORMATION.......................................................   28

TRAINER WORTHAM FIRST MUTUAL FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's primary investment objective is to seek capital appreciation through investments in common stock. The Fund's secondary investment objective is to seek income from dividends and interest.

PRINCIPAL INVESTMENT STRATEGIES
The Fund's investment strategy emphasizes investing in companies that, in the opinion of Trainer Wortham & Company, Inc., the Fund's Investment Advisor ("Trainer Wortham"), offer prospects for capital growth and growth of earnings and dividends.

Consistent with the Fund's investment objective, the Fund:

     o may invest in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks

     o may invest up to 15% of its net assets in foreign securities in the form of American Depository Receipts ("ADRs")

     o may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase

     o may  invest  in   obligations   issued  or   guaranteed  by  agencies  or
       instrumentalities of the U.S. Government

     o may engage in repurchase transactions

In the event that Trainer Wortham determines that market conditions are not suitable for the Fund's typical investments, Trainer Wortham may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments.

PORTFOLIO TURNOVER: The annual rate of portfolio turnover is not expected to exceed 100%. In general, Trainer Wortham will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

TRAINER WORTHAM FIRST MUTUAL FUND
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS

Because the Fund is subject to market risk, the value of the Fund's investments will fluctuate with market conditions and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Any investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested.

Generally, the Fund will be subject to the following risks:

     o MARKET RISK: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

     o CREDIT RISK: Credit risk refers to the risk related to the credit quality of the issuer of a security held in the Fund's portfolio. The Fund could lose money if the issuer of a security is unable to meet its financial obligations.

An investment in the Fund is not a deposit of First Republic Bank, the parent of Trainer Wortham, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?
Consider investing in the Fund if you are:

     o Investing for a period of time of 3 to 5 years or longer

     o Looking to add a growth component to your portfolio

     o Looking  for  a  high-quality,   well-diversified,  portfolio  of  equity
       securities that provides the potential for growth of your investment

     o Willing to accept higher risks of investing in the stock market in exchange for potentially higher long term returns

This Fund will not be appropriate for someone:

     o Investing for a period of time less than 3 years

     o Not comfortable with market value fluctuations

     o Looking for current income

     o Seeking safety of principal

TRAINER WORTHAM FIRST MUTUAL FUND
--------------------------------------------------------------------------------

The chart and table on this page show how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance for the past 10 calendar years to demonstrate that the Fund has both gained and lost value during its history. The bar chart does not reflect the impact of any applicable sales charges or account fees which would reduce returns. The table compares the Fund's performance over time (before and after taxes) to that of its benchmark index, the S&P 500 Index.1

The bar chart and the table assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                  YEAR-BY-YEAR TOTAL RETURNS AS OF DECEMBER 31

1993                                                     15.16%
1994                                                    -15.10%
1995                                                     45.93%
1996                                                     21.36%
1997                                                     23.10%
1998                                                     34.20%
1999                                                     46.66%
2000                                                    -19.02%
2001                                                    -23.52%


2002                                                    -26.18%

During the period covered by this bar chart, the Fund's highest quarterly return was 36.27% for the quarter ended December 31, 1998 and the lowest quarterly return was (22.66)% for the quarter ended September 30, 2001. The year-to-date total return as of June 30, 2003 was 11.60%.



                          AVERAGE ANNUAL TOTAL RETURNS


                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                              PAST        PAST 5      PAST 10
                                              YEAR        YEARS        YEARS
                                              ----        -----       -------


Trainer Wortham First Mutual Fund
Return Before Taxes                          -26.18%      -2.09%       6.73%
Return After Taxes on Distributions 2,3      -26.18%     -15.50%       4.35%
Return After Taxes on Distributions
   and Sale of Fund Shares 2,3               -16.08%      -1.11%       5.26%
--------------------------------------------------------------------------------
S&P 500 Index 1 (reflects no deduction
   for expenses or taxes)                     22.10%       0.59%        9.34%
================================================================================


The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. Market indices are unmanaged and, unlike a mutual fund, their performance assumes no taxes, transaction costs, management fees, or other expenses. An investor cannot directly invest in an index.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

3 Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to you if you hold your fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRAINER WORTHAM FIRST MUTUAL FUND
--------------------------------------------------------------------------------

                            ANNUAL FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (load) on Purchases...............................     None
Maximum Deferred Sales Charge (load)...................................     None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees........................................................    0.75%
Distribution (12b-1) Fees 1............................................    0.25%


OTHER EXPENSES.........................................................    1.23%
TOTAL ANNUAL FUND OPERATING EXPENSES 1.................................    2.23%

1 The Fund did not pay any Distribution (12b-1) Fees during the last fiscal year and accordingly, the Total Annual Fund Operating Expenses were actually 1.98% as a result of the Fund not paying such fees. It is anticipated the Fund will incur some level of Distribution (12b-1) Fees during the current fiscal year.



EXPENSE EXAMPLE

Use this table to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     o $10,000 investment

     o 5% annual return

     o redemption at the end of each period

     o no changes in the Fund's operating expenses

     o reinvestment of dividends and distributions

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.


                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                              ------  -------  -------  --------
Trainer Wortham First Mutual Fund ..........   $226    $697     $1195      $2565

TRAINER WORTHAM TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to maximize total return, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in U.S. Government and agency securities, investment grade corporate bonds and other fixed-income securities. The Fund's investment advisor, Trainer Wortham & Company, Inc. ("Trainer Wortham") seeks to produce conservative, risk adjusted returns for the Fund. Trainer Wortham's securities selection process involves strategic decision making which considers portfolio sector composition, maturity structure and duration. Trainer Wortham's management analyzes yield ratios and implements a disciplined process which is intended to preserve principal, compound interest and produce sustainable results over the course of a business cycle.

Consistent with the Fund's investment objective, the Fund:

     o invests at least 80% of the value of its assets in fixed-income securities

     o may invest in corporate notes, bonds and debentures that are rated investment grade at the time of purchase

     o may invest in U.S. Treasury securities including Treasury bills, Treasury notes and Treasury bonds

     o may  invest  in   obligations   issued  or   guaranteed  by  agencies  or
       instrumentalities of the U.S. Government

     o may invest in mortgage-related securities including securities issued by various U.S. Government agencies, as well as those issued by private issuers

     o may invest in asset-backed securities

     o may invest in municipal obligations issued by states, territories and possessions of the U.S. and their political subdivisions, agencies and instrumentalities

     o may invest in zero coupon securities

     o may  invest  in  foreign   government   obligations   and   supranational
       obligations

     o may invest in U.S. dollar denominated obligations of foreign corporate issuers

     o may engage in repurchase transactions

     o may invest in short-term money market instruments


In the event that Trainer Wortham determines that market conditions are not suitable for the Fund's typical investments, Trainer Wortham may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments.

PORTFOLIO TURNOVER: The annual rate of portfolio turnover is not expected to exceed 100%. In general, Trainer Wortham will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

TRAINER WORTHAM TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS

The Fund is subject to both market risk and interest rate risk. Therefore, the value of the Fund's investments will fluctuate with market conditions and changes in interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. In addition, the Fund may invest a portion of its assets in foreign securities which can carry additional risks such as changes in currency exchange rates, a lack of adequate company information and political instability.

Any investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested.

Generally, the Fund will be subject to the following risks:

     o MARKET RISK: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

     o INTEREST RATE RISK: Interest rate risk refers to the risk that the value of the Fund's fixed income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

     o CREDIT RISK: Credit risk refers to the risk related to the credit quality of the issuer of a security held in the Fund's portfolio. The Fund could lose money if the issuer of a security is unable to meet its financial obligations.

     o FOREIGN INVESTMENT RISK: The Fund may invest in foreign securities and these foreign investments may have special risks not associated with investments in U.S. issuers. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign issues may also entail additional and higher costs.

An investment in the Fund is not a deposit of First Republic Bank, the parent of Trainer Wortham, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?
Consider investing in the Fund if you are:

     o Looking to add an income component to your portfolio

     o Looking for a high-quality, well-diversified, fixed-income portfolio that provides the potential for growth of your investment

     o Willing to accept risks of price and dividend fluctuations


This Fund will not be appropriate for someone:

     o Investing emergency reserves

     o Seeking safety of principal

TRAINER WORTHAM TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

The chart and table on this page show how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance since its inception to demonstrate that the Fund has both gained and lost value during its history. The bar chart does not reflect the impact of any applicable sales charges or account fees which would reduce returns. The table compares the Fund's performance over time (before and after taxes) to that of its benchmark index the Lehman Brothers Intermediate Bond Index.1

The chart and table assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                  YEAR-BY-YEAR TOTAL RETURNS AS OF DECEMBER 31

1998                                                 6.40%
1999                                                -0.12%
2000                                                 9.06%
2001                                                 7.99%


2002                                                 6.40%

During the period covered by this bar chart, the Fund's highest quarterly return was 4.09% for the quarter ended March 31, 2001 and the lowest quarterly return was (0.87)% for the quarter ended June 30, 1999. The year-to-date total return as of June 30, 2003 was 4.08%.



                          AVERAGE ANNUAL TOTAL RETURNS


                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                  PAST     PAST 5       SINCE
                                                  YEAR     YEARS     INCEPTION 2
                                                  ----     ------    -----------
Trainer Wortham Total Return Bond Fund
Return Before Taxes                               6.40%    5.90%        6.30%
Return After Taxes on Distributions 3,4           4.28%    3.62%        3.99%
Return After Taxes on Distributions and
   Sale of Fund Shares 3,4                        3.89%    3.59%        3.91%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Bond Index 1
(reflects no deduction for expenses or taxes)     9.49%    7.53%        7.65%
================================================================================


The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

1 The Lehman Brothers Intermediate Bond Index is a widely recognized, unmanaged index of bonds with maturities of at least one year. Market indices are unmanaged and, unlike a mutual fund, their performance assumes no taxes, transaction costs, management fees, or other expenses. An investor cannot directly invest in an index.

2 The Fund commenced operations on October 1, 1996.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

4 Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to you if you hold your fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TRAINER WORTHAM TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

                            ANNUAL FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (load) on Purchases...............................     None
Maximum Deferred Sales Charge (load)...................................     None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees........................................................    0.45%
Distribution (12b-1) Fees..............................................     None

OTHER EXPENSES 1.......................................................    0.89%
TOTAL ANNUAL FUND OPERATING EXPENSES 1.................................    1.34%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT 1..............................    0.34%
NET EXPENSES 1.........................................................    1.00%

1 The Advisor has entered into a contractual  expense limitation  agreement with the Fund to limit the "Total Annual Fund Operating Expenses" of the Fund to 1.00% of the Fund's average daily net assets for its current fiscal year. Without this expense limitation agreement, the Total Annual Fund Operating Expenses for the Fund would have been 1.34%. The Fund has agreed to repay the Advisor for the amounts waived and/or reimbursed by the Advisor pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Fund to exceed 1.00% and the repayment is made within three years after the year in which the Advisor incurred the expense.
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

Use this table to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o $10,000 investment

o 5% annual return

o redemption at the end of each period

o reinvestment of dividends and distributions

o the Fund's operating expenses for the one year period are calculated net of any fee waivers and/or expense reimbursements, and the Fund's operating expenses for the three year, five year and ten year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                         ------    -------    -------   --------
Trainer Wortham Total
  Return Bond Fund....................    $102       $391       $702     $1583
--------------------------------------------------------------------------------

FROLEY, REVY CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT   OBJECTIVE

The Fund seeks to provide total return through the combination of current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in convertible securities of companies that the Fund's investment advisor, Froley, Revy Investment Co., Inc., ("Froley, Revy") believes have above average growth rates and sound financial characteristics. Convertible securities include corporate bonds and preferred stocks that are convertible into common stock.

Consistent with the Fund's investment objective, the Fund:

     o invests, under normal circumstances, at least 80% of the value of its assets in securities convertible into common stocks: convertible bonds, convertible preferreds, mandatory convertible securities, synthetic convertible securities, warrants, and any rights to purchase common stocks

     o may invest, under normal circumstances, up to 20% of its assets in: common stock, money market instruments, non-convertible corporate or government debt securities and foreign securities

     o may invest in stock index futures

     o may borrow money to meet shareholder redemptions, but not for speculative purposes

     o may invest in other investment companies


In the event that Froley, Revy determines that market conditions are not suitable for the Fund's typical investments, Froley, Revy may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments.

PORTFOLIO TURNOVER: The annual rate of portfolio turnover is not expected to exceed 100%. In general, Froley, Revy will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

FROLEY, REVY CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS

The Fund is subject to both market risk and interest rate risk. Therefore, the value of the Fund's investments will fluctuate with market conditions and changes in interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Because the Fund may invest a majority if its assets in high yield/high risk securities that have credit ratings below investment grade, the Fund is subject to the investment risks associated with such high yield/ high risk instruments including the likelihood that changes in economic conditions could lead to a weakened capacity of the issuers of such securities to make principal and interest payments, which is not necessarily the case with issuers of higher rated securities.

Any investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested.

Generally, the Fund will be subject to the following risks:

     o MARKET RISK: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

     o INTEREST RATE RISK: Interest rate risk refers to the risk that the value of the Fund's fixed-income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

     o CREDIT RISK: Credit risk refers to the risk related to the credit quality of the issuer of a security held in the Fund's portfolio. The Fund could lose money if the issuer of a security is unable to meet its financial obligations. Because the Fund may invest a majority of its assets in high yield/high risk securities that have credit ratings below investment grade, the Fund is subject to the investment risks associated with such high yield/high risk instruments including the likelihood that changes in economic conditions could lead to a weakened capacity of the issuers of such securities to make principal and interest payments, which is not necessarily the case with issuers of higher rated securities.

An investment in the Fund is not a deposit of First Republic Bank, the parent of Froley, Revy, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?
Consider investing in the Fund if you are:

     o Investing for a period of 2 to 3 years or longer

     o Looking to increase the income component of your equity investments

     o Looking for a well-diversified fixed-income portfolio that provides the potential for growth of your investment

     o Willing to accept risks of price and dividend fluctuations


This Fund will not be appropriate for someone:

     o Investing emergency reserves

     o Seeking safety of principal

     o Seeking high current income

FROLEY, REVY CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------

The chart and table on this page show how the Class A Shares of the Fund have performed and how its performance has varied from year to year. The bar chart shows the Fund's performance for the past two calendar years. The bar chart does not reflect the impact of any applicable sales charges or account fees which would reduce returns. The table compares the Fund's performance over time (before and after taxes) to that of its benchmark index, the Credit Suisse First Boston Convertible Securities Index (the "CSFB Convertible Securities Index").1

The chart and table assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE
                  YEAR BY YEAR TOTAL RETURNS AS OF DECEMBER 31

2001                       -8.52%


2002                       -6.70%

During the period covered by this bar chart, the Fund's highest quarterly return was 8.33% for the quarter ended December 31, 2001 and the lowest quarterly return was (11.14)% for the quarter ended September 30, 2001. The year-to-date total return as of June 30, 2003 was 8.76%.



                          AVERAGE ANNUAL TOTAL RETURNS


                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)



                                                  PAST YEAR   SINCE INCEPTION 2
                                                  ---------   -----------------


Froley, Revy Convertible Securities Fund
Return Before Taxes                                 -10.44%         -8.54%
Return After Taxes on Distributions 3,4             -11.15%         -9.86%
Return After Taxes on Distributions and
   Sale of Fund Shares 3,4                           -6.41%         -7.25%
--------------------------------------------------------------------------------
CSFB Convertible Securities Index 1
(reflects no deduction for expenses or taxes)        -8.13%        -11.78%
================================================================================


The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

1 The CSFB  Convertible  Securities is an unmanaged  index comprised of all U.S.
  convertibles with the exception of CCC+ or lower rating, mandatory convertible preferred issues, or issues with contingent convertible language. There may be non - U.S. convertible issues within this index if CSFB believes it to be representative of the marketplace. Market indices are unmanaged and, unlike a mutual fund, their performance assumes no taxes, transaction costs, management fees, or other expenses. An investor cannot directly invest in an index.

2 The Fund commenced operations on August 28, 2000.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

4 Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to you if you hold your fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FROLEY, REVY CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------

                            ANNUAL FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                          CLASS A       CLASS B
                                                           SHARES       SHARES 4
                                                           -------      --------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases 1 ......  4.00%         None

Maximum Deferred Sales Charge (load) 2 ..................   None         4.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management Fees ......................................... 0.625%        0.625%
Distribution (12b-1) Fees ............................... 0.250%        0.750%
OTHER EXPENSES .......................................... 1.070%        1.070%
TOTAL ANNUAL FUND OPERATING EXPENSES 3 .................. 1.945%        2.445%
FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS 3 ............. 0.445%        0.445%
NET EXPENSES 3 ..........................................  1.50%         2.00%


1 Lower sales charges are available on Class A Shares depending upon the amount invested. See "Distribution Arrangements."

2 The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over seven years starting with year one and ending in year eight as follows: 4%, 3%, 2.5%, 2.0%, 1.5%, 1.0%, 0.5%. After the seventh year, Class B Shares will be automatically converted to Class A Shares.

3 The Advisor has entered into a contractual expense limitation agreement with respect to the Fund for the Fund's current fiscal year pursuant to which the Advisor has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares of the Fund to 1.50% and 2.00% of the Fund's average daily net assets, respectively. Without this expense limitation agreement, the Total Fund Operating Expenses for the Fund would have been 1.945% for the Class A Shares and 2.445% for Class B Shares. The Fund has agreed to repay the Advisor for the amounts waived and/or reimbursed by the Advisor pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares to exceed 1.50% and 2.00%, respectively, and the repayment is made within three years after the year in which the Advisor incurred the expense.

4 Class B Shares have not yet been offered for sale.
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

Use this table to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     o $10,000 investment

     o 5% annual return

     o redemption at the end of each period

     o no changes in the Fund's operating expenses

     o reinvestment of dividends and distributions

     o the Fund's operating expenses for the one year period are calculated net of any fee waivers and/or expense reimbursements, and the Fund's operating expenses for the three year, five year and ten year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

CONVERTIBLE SECURITIES FUND         1 YEAR     3 YEARS      5 YEARS     10 YEARS
---------------------------         ------     -------      -------     --------


Class A Shares                       $547        $945        $1368       $2544
Class B Shares
  Assuming Redemption                $603        $970        $1413       $2748
  Assuming no Redemption             $203        $720        $1263       $2748

FUND MANAGEMENT
--------------------------------------------------------------------------------

TRAINER WORTHAM & COMPANY, INC.

Trainer Wortham & Company, Inc. ("Trainer Wortham"), with its headquarters at 1230 Avenue of the Americas, New York, New York 10020 and offices at 111 Pine Street, San Francisco, CA 94111, serves as the Investment Advisor to the First Mutual Fund and Total Return Bond Fund and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended. In addition, Trainer Wortham also serves as the sub-investment advisor to the Froley, Revy Convertible Securities Fund.

Trainer Wortham, organized in 1998, continues an investment counseling business which began in 1924 as Trainer & Associates. Trainer Wortham managed approximately $3.8 billion in assets as of June 30, 2003 and operates independently as a wholly-owned subsidiary of First Republic Bank ("First Republic"). First Republic is a NYSE traded commercial bank and wealth management firm with $5.4 billion in assets at June 30, 2003. First Republic specializes in providing wealth management services, including private banking, investment management, trust, brokerage, and real estate lending. First Republic provides its services online and through branch offices in six major metropolitan areas: San Francisco and Silicon Valley; the Greater Los Angeles Area; San Diego; Santa Barbara; Las Vegas and New York City.

Pursuant to an Investment Advisory Agreement with the Trust on behalf of First Mutual Fund, Trainer Wortham receives an annual fee, accrued daily and paid monthly, of 0.75% of the Fund's average daily net assets. For the fiscal year ended June 30, 2003, Trainer Wortham received the full investment advisory fee of 0.75% of the average daily net assets of the Fund.

Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Total Return Bond Fund, Trainer Wortham receives an annual fee, accrued daily and paid monthly, of 0.45% of the Fund's average daily net assets. As a result of certain contractual fee waivers, for the fiscal year ended June 30, 2003, Trainer Wortham received an investment advisory fee of 0.11% of the average daily net assets of the Fund.

Subject to the general supervision of the Board of Trustees, and in accordance with each Fund's investment objectives, policies, and restrictions, Trainer Wortham manages each Fund's investment portfolio, makes decisions with respect to and places orders for all purchases and sales of portfolio securities.

PORTFOLIO MANAGERS

David P. Como serves as portfolio manager of the First Mutual Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio since 1982. Mr. Como joined Trainer Wortham in 1969 and served as Director of Research for over 25 years, from 1974-1999. Prior to Trainer Wortham, he served as an oil analyst for Chemical Bank and developed their technical analysis department until early 1969. Mr. Como received his BS from Villanova University in 1968.

John D. Knox serves as portfolio manager of the Total Return Bond Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio since inception. Mr. Knox joined Trainer Wortham in December 1995 and is President of Trainer Wortham and Managing Director of Fixed Income. Prior to joining Trainer Wortham, Mr. Knox served as Director of Global Fixed Income and Managing Director from 1994-1995 for Bear Stearns Asset Management and Bear
Stearns, respectively. For more than 11 years prior thereto, Mr. Knox was a principal and Senior Portfolio Manager at Morgan Stanley Asset Management. Mr. Knox received his BA from Princeton University.

FROLEY, REVY INVESTMENT CO, INC.


Froley, Revy Investment Co., Inc. ("Froley, Revy"), with offices at 10900 Wilshire Boulevard, Los Angeles, California 90024, serves as the Investment Advisor to the Froley, Revy Convertible Securities Fund. Froley, Revy was founded in 1975 and managed in excess of $3.2 billion in assets as of June 30, 2003.

Froley, Revy operates independently as a wholly-owned subsidiary of First Republic Bank ("First Republic"). First Republic is a NYSE traded commercial bank and wealth management firm with $5.4 billion in assets at June 30, 2003. First Republic specializes in providing wealth management services, including private banking, investment management, trust, brokerage, and real estate lending. First Republic provides its services online and through branch offices in six major metropolitan areas: San Francisco and Silicon Valley; the Greater Los Angeles Area; San Diego; Santa Barbara; Las Vegas and New York City.

Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund, Froley, Revy receives an annual fee, accrued daily and paid monthly, of 0.625% of the Fund's average daily net assets. As a result of certain contractual fee waivers, for the fiscal year ended June 30, 2003, Froley, Revy received an investment advisory fee of 0.305% of the average daily net assets of the Fund.


Subject to the general supervision of the Board of Trustees, and in accordance with the Fund's investment objectives, policies, and restrictions, Froley, Revy manages the Fund's investment portfolios, makes decisions with respect to and places orders for all purchases and sales of the portfolio securities.

Froley, Revy has retained Trainer Wortham to serve as sub-investment advisor to the Fund. Trainer Wortham utilizes an investment committee to provide research and analysis services to Froley, Revy with respect to the Fund's investments. The sub-investment advisory fees of Trainer Wortham are paid directly by Froley, Revy and are not paid by the Fund.

PORTFOLIO MANAGER

Andrea Revy O'Connell, CFA, CIC serves as the portfolio manager for the Fund. Ms. O'Connell is Senior Portfolio Manager, President and Chief Executive Officer of Froley, Revy. She joined Froley, Revy in 1986 as a Financial Analyst and was made Vice President and Director of Research in 1990. She became a Principal in 1994 and was appointed to her current position in May of 2000. Ms. O'Connell received her Chartered Financial Analyst designation in September 1992 and her Chartered Investment Counselor designation in December 1995. She is a member of the Association for Investment Management and Research, the Los Angeles Society of Financial Analysts and the Los Angeles Association of Investment Women. Ms. O'Connell holds a BA from the University of California at Los Angeles.

The Statement of Additional Information has more detailed information about Trainer Wortham and Froley, Revy.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

The net asset value per share of each Fund is determined at the time trading closes on the New York Stock Exchange ("NYSE"). The NYSE is open Monday through Friday, but is currently scheduled to be closed on: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each Fund will not be calculated.

Each Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued by excluding capital stock and surplus) by the total number of shares outstanding at the time the determination is made. The Funds use market quotations in valuing portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Trustees believe represents fair value. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by a Fund, plus any applicable sales charge as noted in the section on Distribution Arrangements/Sales Charges. This is what is known as the offering price. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value after the purchase or redemption order is received in proper form.


PURCHASING AND ADDING TO YOUR SHARES


CUSTOMER IDENTIFICATION PROGRAM

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES PERSONS OPENING ACCOUNTS. TO COMPLY WITH THESE REQUIREMENTS, THE FUNDS REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH AND GOVERNMENT-ISSUED IDENTIFICATION NUMBER (GENERALLY, A SOCIAL SECURITY NUMBER). UNTIL SUCH VERIFICATION IS MADE, THE FUNDS MAY TEMPORARILY LIMIT ADDITIONAL SHARE PURCHASES. IN ADDITION, THE FUNDS MAY LIMIT ADDITIONAL SHARE PURCHASES OR CLOSE AN ACCOUNT IF IT IS UNABLE TO VERIFY A CUSTOMER'S IDENTITY. AS REQUIRED BY LAW, THE FUNDS MAY EMPLOY VARIOUS PROCEDURES, SUCH AS COMPARING THE INFORMATION TO FRAUD DATABASES OR REQUESTING ADDITIONAL INFORMATION OR DOCUMENTATION FROM YOU, TO ENSURE THAT THE INFORMATION SUPPLIED BY YOU IS CORRECT.


You may purchase shares of each Fund through the Distributor or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

The minimum initial investment and subsequent investments in each Fund are as follows:

--------------------------------------------------------------------------------
                 FUND             INITIAL INVESTMENT    SUBSEQUENT INVESTMENT
--------------------------------------------------------------------------------
First Mutual Fund                        $250                    $50
--------------------------------------------------------------------------------
Total Return Bond Fund                   $250                    $50
--------------------------------------------------------------------------------
Convertible Securities Fund            $10,000                  $1,000
--------------------------------------------------------------------------------

PFPC Distributors, Inc. (the "Distributor") acts as Distributor of each Fund's shares. Shares of a Fund are offered continuously for purchase at the net asset value per share of the Fund next determined after a purchase order is received, plus any applicable sales charges. Investors may purchase shares of a Fund by check or wire, as described herein.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted without prior approval by the Fund.

The Funds or the investment advisors may waive its minimum purchase requirement, or the Distributor may reject a purchase order, if it is deemed to be in the best interest of the Fund and its shareholders.

Shares of a Fund may also be purchased by means of "in-kind" securities transactions pursuant to which securities, rather than cash, may be accepted as payment for Fund shares if prior approval is received from the Distributor. Securities used to purchase Fund shares must be appropriate investments for the Fund, consistent with its investment objective, policies and limitations, and must have readily available market valuations. The securities will be valued in accordance with the Fund's policy for calculating net asset value, determined as of the close of business on the day on which the securities are received in salable form. A shareholder or prospective shareholder should contact the investment advisors at (866) 893-8637 in order to receive the necessary approval to engage in such a transaction. Affiliated persons of the Fund may not purchase shares in this manner in the absence of SEC approval.

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL

INITIAL INVESTMENT:

1.   Carefully read and complete the application.

2. Make check, certified check or money order payable to "Trainer Wortham First Mutual Fund", "Trainer Wortham Total Return Bond Fund" or "Froley, Revy Convertible Securities Fund", as applicable.

3. Via US Mail, send to: TRAINER WORTHAM FUNDS, c/o PFPC Inc., P.O. Box 9804, Providence, RI 02940-9804.

4. Via Overnight Courier, send to: TRAINER WORTHAM FUNDS, c/o PFPC Inc., 760 Moore Rd., King of Prussia, PA 19406-1212.

SUBSEQUENT INVESTMENT:

Subsequent investments should be made by check payable to "Trainer Wortham First Mutual Fund", "Trainer Wortham Total Return Bond Fund" or "Froley, Revy Convertible Securities Fund", as applicable, and mailed to PFPC Inc. at the above address.

BY WIRE TRANSFER

NOTE: YOUR FINANCIAL INSTITUTION MAY CHARGE A WIRE TRANSFER FEE. FOR INITIAL INVESTMENTS, BEFORE WIRING FUNDS, YOU SHOULD CALL (866) 893-8637 TO RECEIVE AN ACCOUNT NUMBER. FOLLOW THE INSTRUCTIONS BELOW AFTER RECEIVING YOUR ACCOUNT NUMBER.

FOR INITIAL AND SUBSEQUENT INVESTMENTS:

Instruct your bank to wire transfer your investment to:

             PNC Bank
             Pittsburgh, PA
             ABA No:  031000053
             Account Number:  8606905206
             FFC: [Name of Fund]
             FBO: (Insert shareholder name and account number)

Mail a completed account application to PFPC Inc., at the above address.

SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by a Fund. Your proceeds will be reduced by any applicable CDSC. Normally you will receive your proceeds within 7 business days after your request is received. A request for a withdrawal in cash from a Fund constitutes a redemption or sale of shares for a mutual fund shareholder. See section on "General Policies on Selling Shares" herein.


INSTRUCTIONS FOR SELLING SHARES

BY TELEPHONE (unless you have declined telephone sales privileges):

Call (866) 893-8637 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).

BY MAIL Write a letter of instruction indicating:

     o your Fund and account number

     o amount you wish to redeem

     o address where your check should be sent

     o account owner signature(s)

By US Mail Send To: TRAINER WORTHAM FUNDS, c/o PFPC Inc., P.O. Box 9804, Providence, RI 02940-9804.

Via Overnight Courier, Send To: TRAINER WORTHAM FUNDS, c/o PFPC Inc., 760 Moore Rd., King of Prussia, PA 19406-1212.

BY WIRE TRANSFER (You must indicate this option on your application).

NOTE: YOUR FINANCIAL INSTITUTION MAY ALSO CHARGE A SEPARATE FEE.

Call (866) 893-8637 to request a wire transfer.

If you call by 4 p.m. Eastern Standard Time, your payment will normally be wired to your bank on the next business day. The Fund may charge a wire transfer fee.

GENERAL POLICIES ON SELLING SHARES

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1.   Redemptions from Individual Retirement Accounts ("IRAs").

2. Circumstances under which redemption requests require a signature guarantee include, but may not be limited to, each of the following:

     o Redemptions over $10,000

     o Your account registration or the name(s) on your account has changed within the last 30 days

     o The check is not being mailed to the address on your account

     o The check is not being made payable to the owner of the account

     o The redemption proceeds are being transferred to another Fund account with a different registration

IMPORTANT NOTE:

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check or by wire.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

REDEMPTION IN KIND

Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind". This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (a redemption of more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

CLOSING OF SMALL ACCOUNTS

If your account falls below $250 for the First Mutual Fund and Total Return Bond Fund, or $2,500 for the Convertible Securities Fund, a Fund may ask you to increase your balance. If it is still below the minimum after 60 days, a Fund may close your account and send you the proceeds at the then current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Froley, Revy Convertible Securities Fund and ways to qualify for reduced sales charges.

--------------------------------------------------------------------------------
                     FROLEY, REVY CONVERTIBLE SECURITES FUND
--------------------------------------------------------------------------------
                                        CLASS A                   CLASS B
--------------------------------------------------------------------------------
Sales Charge (Load)    Front-end sales charge;            No front-end sales
                       reduced sales charges              charge. A contingent
                       available                          deferred sales
                                                          charge (CDSC) may be
                                                          imposed on shares
                                                          redeemed within
                                                          seven years after
                                                          purchase; shares
                                                          automatically
                                                          convert to Class A
                                                          Shares after seven
                                                          years. Maximum
                                                          investment is
                                                          $250,000.
--------------------------------------------------------------------------------
Distribution and       Subject to annual distribution     Subject to annual
Service (12b-1) Fee    and shareholder servicing fees     distribution and
                       of up  to 0.25% of the Fund's      shareholder
                       assets.                            servicing fees of up
                                                          to 0.75% the Fund's
                                                          assets.
--------------------------------------------------------------------------------
Fund Expenses          Lower annual expenses than         Higher annual expenses
                       Class B shares.                    than Class A shares.
--------------------------------------------------------------------------------

CALCULATION OF SALES CHARGES

CLASS A SHARES

Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates for the Froley, Revy Convertible Securities Fund are as follows:

-------------------------------------------------------------------------------
                                             Sales Charge         Sales Charge
Your                                          as a % of            as a % of
Investment                                  Offering Price      Your Investment
-------------------------------------------------------------------------------
Up to $49,999                                   4.00%                4.08%
-------------------------------------------------------------------------------
$50,000 up to $99,999                           3.50%                3.63%
-------------------------------------------------------------------------------
$100,000 up to $249,999                         3.00%                3.09%
-------------------------------------------------------------------------------
$250,000 up to $499,999                         2.00%                2.04%
-------------------------------------------------------------------------------
$500,000 up to $999,999                         1.00%                1.01%
-------------------------------------------------------------------------------
$1,000,000 and above 1                          0.00%                0.00%
-------------------------------------------------------------------------------

1 There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first 18 months after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B shares of the Fund before the seventh anniversary of purchase, you will have to pay a contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.

CLASS B SHARES

-----------------------------------------------------------------------------
             YEARS SINCE PURCHASE       CDSC AS A % OF DOLLAR AMOUNT
                                              SUBJECT TO CHARGE
-----------------------------------------------------------------------------
                      0-1                          4.00%
-----------------------------------------------------------------------------
                      1-2                          3.00%
-----------------------------------------------------------------------------
                      2-3                          2.50%
-----------------------------------------------------------------------------
                      3-4                          2.00%
-----------------------------------------------------------------------------
                      4-5                          1.50%
-----------------------------------------------------------------------------
                      5-6                          1.00%
-----------------------------------------------------------------------------
                      6-7                          0.50%
-----------------------------------------------------------------------------
                  more than 7                       None
-----------------------------------------------------------------------------

If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

CONVERSION FEATURE - CLASS B SHARES

     o Class B shares automatically convert to Class A shares of the Fund after seven years from the end of the month of purchase.

     o After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares which will increase your investment return compared to the Class B shares.

     o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.


SALES CHARGE REDUCTIONS

Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

     o Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

     o Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

SALES CHARGE WAIVERS - CLASS A SHARES

The following qualify for waivers of sales charges:

     o Shares purchased through employer sponsored retirement plans.

     o Shares purchased by clients with an investment advisory or similar relationship with the Advisor or its affiliates.

     o Shares purchased by directors, trustees, employees, and family members of the Advisor and its affiliates and any organization that provides services to the Funds. o Shares purchased through certain financial intermediaries that have entered into service agreements with the Fund's distributor.

REINSTATEMENT PRIVILEGE

If you have sold Class A or B shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the another Fund. No transaction fees are charged for exchanges, but a sales charge may be imposed in connection with an exchange into the Froley, Revy Convertible Securities Fund, depending on the amount of your exchange.

You must meet the minimum initial investment requirements for the Fund into which you are exchanging.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by calling (800) 441-6580. Please provide the following information:

     o Your name and telephone number

     o The exact name on your account and account number

     o Taxpayer identification number (usually your Social Security number)

     o Dollar value or number of shares to be exchanged

     o The name of the Fund from which the exchange is to be made

     o The name of the Fund into which the exchange is being made

Please refer to "Selling Your Shares" for important information about telephone transactions.

NOTES ON EXCHANGES

     o The registration and tax identification numbers of the two accounts must be identical.

     o The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.


The following special services are available to shareholders. An investor may change or stop these services at any time by written notice to the Fund.

AUTOMATIC INVESTMENT PLAN

Each Fund has an Automatic Investment Plan, which provides shareholders with a convenient method by which investors may have amounts deducted directly from their checking accounts for investment in a Fund. The minimum initial and subsequent investments for the Fund also apply when using this method of investing. To begin participating in this Plan, use the Automatic Investment Plan Application found in the back of this Prospectus.

SYSTEMATIC CASH WITHDRAWAL PLAN

Each Fund has a Systematic Withdrawal Plan, which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semi-annually or annually. Shareholders who purchase or already own $5,000 or more of Fund's shares valued at the current public offering price, and who wish to receive periodic payments may establish a Systematic Withdrawal Plan. In order to qualify for this option, dividends and capital gains must be reinvested.

DISTRIBUTION (12B-1) FEES

First Mutual Fund and Convertible Securities Fund have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. 12b-1 fees provide for payment to the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of each Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum amount that First Mutual Fund may pay in 12b-1 fees under its 12b-1 plan is 0.25% of its average daily net assets. The maximum amount that the Froley, Revy Fund may pay in 12b-1 fees under its 12b-1 plan for Class A shares and Class B Shares is 0.25% and 0.75% respectively, of its average daily net assets.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income a Fund receives in the form of dividends is paid out, less expenses, to its shareholders. Income dividends, if any, are usually paid quarterly and capital gains distributions on the Funds are usually paid annually, if available.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income. Taxation on capital gains distributions will vary with the length of time a Fund has held the security - not how long the shareholder has been in the Fund. Dividends are taxable in the year in which they are paid, even if they appear on your account statement in the following year.

You will be notified in January of each year about the federal tax status of distributions made by a Fund. Depending on your state of residence, distributions also may be subject to state and local taxes, including withholding taxes. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax advisor about the federal, state and local tax consequences in your particular circumstances.

Foreign shareholders may be subject to special withholding requirements.

Each Fund is required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

THE DISTRIBUTOR AND ADMINISTRATOR

PFPC Distributors, Inc. is the Funds' distributor and PFPC Inc. is the Funds' administrator. Both are located at 760 Moore Road, King of Prussia, PA 19406.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables provide financial highlights of each Fund for the periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Briggs, Bunting & Dougherty LLP, whose report on fiscal year 2003, along with the Trust's financial statements, are included in the annual report of the Trust, which is available upon request.



                                                                                       TRAINER WORTHAM FIRST MUTUAL FUND
                                                                        ---------------------------------------------------------
                                                                                              YEARS ENDED JUNE 30,
                                                                        ---------------------------------------------------------
                                                                        2003          2002         2001         2000        1999
                                                                        ----          ----         ----         ----        ----
NET ASSET VALUE, BEGINNING OF YEAR ...................................  $8.91        $11.52       $20.05      $ 16.54     $ 12.47
                                                                        -----        ------       ------      -------     -------
INCOME FROM INVESTMENT OPERATIONS 1
Net investment loss ..................................................  (0.06)        (0.07)       (0.14)       (0.22)      (0.14)
Net gains (loss) on securities
(both realized and  unrealized) ......................................  (0.67)        (2.29)       (6.04)        4.58        5.35
                                                                        -----        ------       ------      -------     -------
Total from investment operations .....................................  (0.73)        (2.36)       (6.18)        4.36        5.21
                                                                        -----        ------       ------      -------     -------
LESS DISTRIBUTIONS 1
Distributions from capital gains .....................................     --         (0.25)       (2.35)       (0.85)      (1.14)
Total distributions ..................................................     --         (0.25)       (2.35)       (0.85)      (1.14)
NET ASSET VALUE, END OF YEAR .........................................  $8.18         $8.91       $11.52      $ 20.05     $ 16.54
                                                                        =====        ======       ======      =======     =======
TOTAL RETURN .........................................................  (8.19%)      (20.71%)     (31.76%)      26.50%      43.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s) ....................................  24,718       $31,511      $46,537      $71,297     $54,769
Ratio of expenses to average net assets ..............................   1.98%         1.67%        1.52%        1.59%       1.64%
Ratio of net investment loss to average net assets ...................  (0.82)%       (0.67%)      (0.98%)      (1.23%)     (1.02%)
Portfolio turnover rate ..............................................     65%           76%          51%          36%         56%

----------------
1 Per share data is calculated using the average daily shares outstanding method. Prior data was calculated using year-end shares outstanding.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       TRAINER WORTHAM FIRST MUTUAL FUND
                                                                        ---------------------------------------------------------
                                                                                              YEARS ENDED JUNE 30,
                                                                        ---------------------------------------------------------
                                                                        2003          2002         2001         2000        1999
                                                                        ----          ----         ----         ----        ----
NET ASSET VALUE, BEGINNING OF YEAR ..................................  $10.06        $10.13        $9.71       $ 9.96     $ 10.25
                                                                       ------        ------       ------      -------     -------
INCOME FROM INVESTMENT OPERATIONS 1
Net investment income ...............................................    0.46          0.56         0.52         0.52        0.47
Net gains (losses) on securities
(both realized and unrealized) ......................................    0.44          0.01         0.43        (0.20)      (0.18)
                                                                       ------        ------       ------      -------     -------
Total from investment operations ....................................    0.90          0.57         0.95         0.32        0.29
                                                                       ------        ------       ------      -------     -------
LESS DISTRIBUTIONS 1
Dividends from net investment income ................................   (0.47)        (0.55)       (0.53)       (0.52)      (0.47)
Distributions from capital gains ....................................   (0.02)        (0.09)          --        (0.05)      (0.11)
                                                                       ------        ------       ------      -------     -------
Total distributions .................................................   (0.49)        (0.64)       (0.53)       (0.57)      (0.58)
                                                                       ------        ------       ------      -------     -------
NET ASSET VALUE, END OF YEAR ........................................  $10.47        $10.06       $10.13      $  9.71     $  9.96
                                                                       ======        ======       ======      =======     =======
TOTAL RETURN ........................................................    9.15%         5.78%        9.94%        3.31%       2.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) ..................................  $21,001      $23,056      $27,893      $19,332     $16,926
Ratio of expenses to average net assets
  before reimbursement of expenses by Advisor .......................    1.34%         1.25%        1.10%        1.38%       1.46%
  after reimbursement of expenses by Advisor ........................    1.00%         1.00%        0.99%        0.98%       1.20%
Ratio of net investment gain to average net assets
  before reimbursement of expenses by Advisor .......................    4.13%         4.92%        5.23%        4.89%       4.55%
  after reimbursement of expenses by Advisor ........................    4.47%         5.17%        5.34%        5.29%       4.81%
Portfolio turnover rate .............................................      41%           26%          57%          16%         57%

--------------------
1 Per share data is calculated using the average daily shares outstanding method. Prior data was calculated using year-end shares outstanding.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    FROLEY, REVY CONVERTIBLE SECURITIES FUND
                                                                                (CLASS A SHARES)
                                                               ---------------------------------------------------
                                                                              YEARS ENDED JUNE 30,
                                                               ---------------------------------------------------
                                                                        2003          2002       2001 1
                                                                        ----          ----       ------
NET ASSET VALUE, BEGINNING OF PERIOD ...............................    $8.04         $8.98      $ 10.00
                                                                       ------       -------      -------
INCOME FROM INVESTMENT OPERATIONS 2
Net investment income ..............................................     0.18          0.21         0.21
Net gains (losses) on securities
(both realized and unrealized) .....................................     0.26         (0.88)       (0.80)
                                                                       ------       -------      -------
Total from investment operations ...................................     0.44         (0.67)       (0.59)
                                                                       ------       -------      -------
LESS DISTRIBUTIONS 2
Dividends from net investment income ...............................    (0.16)        (0.24)       (0.13)
Distributions from capital gains ...................................       --         (0.03)       (0.30)
Total distributions ................................................    (0.16)        (0.27)       (0.43)
                                                                       ------       -------      -------
NET ASSET VALUE, END OF PERIOD .....................................    $8.32         $8.04        $8.98
                                                                       ======       =======      =======
TOTAL RETURN (DOES NOT REFLECT SALES LOAD) .........................     5.64%        (7.53%)      (5.88%) +
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ................................   $15,072      $16,837       $14,730
Ratio of expenses to average net assets
  before reimbursement of expenses by Advisor ......................     1.82%         1.78%        1.95%*
  after reimbursement of expenses by Advisor .......................     1.50%         1.50%        1.50%*
Ratio of net investment income to average net assets
  before reimbursement of expenses by Advisor ......................     1.93%         2.44%        2.30%*
  after reimbursement of expenses by Advisor .......................     2.25%         2.72%        2.75%*
Portfolio turnover rate ............................................       87%          101%         159% +

-----------------
1 The Convertible Securities Fund commenced operations on August 28, 2000.

2 Per share data is calculated using the average daily shares outstanding method. Prior data was calculated using year-end shares outstanding.

* Annualized.

+ Since inception, not annualized.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING THE FUNDS AT:


                              TRAINER WORTHAM FUNDS
                       C/O TRAINER WORTHAM & COMPANY, INC.
                           1230 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            TELEPHONE: (866) TWFUNDS
                                 (866) 893-8637
                   WWW.TRAINERWORTHAM.COM o WWW.FROLEYREVY.COM


You can review the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling (202) 942-8090 or by electronic request by e-mailing the SEC at the following address: publicinfo@sec.gov.

o        Free from the  Edgar   Database   on   the  Commission's   Website   at
         http://www.sec.gov.

Investment Company Act File No. 811-879.

                              TRAINER WORTHAM FUNDS
                            PRIVACY POLICY STATEMENT

COMMITMENT TO CONSUMER PRIVACY

The Trainer Wortham Funds (the "Funds") strive to maintain your trust and confidence, an essential aspect of which is our commitment to protect your personal information to the best of our ability. We believe that all of our clients value their privacy, so we will not disclose your personal information to anyone unless it is required by law, at your direction, or is necessary to provide you with our services. We continue to apply the same privacy policies and practice to our former clients that we do to our existing clients. We have not and will not sell or give your personal information to anyone.

Accordingly, the Funds have adopted the following procedures:

CUSTOMER INFORMATION SECURITY AND CONFIDENTIALITY

We take a number of steps to ensure that customer information is adequately safeguarded. These steps include the following:

1. Implementing a number of physical and electronic security features to prevent unauthorized access;
2.       Limiting employee access to customer information; and,
3. Conducting periodic reviews of our computer systems, including security features. Additionally, our employees are required to acknowledge their responsibility to maintain the confidentiality of customer information.

COLLECTION OF CUSTOMER INFORMATION

The Funds collect and maintain your personal information so we can provide investment management services to you. The types and categories of information we collect and maintain about you includes:

1. Information we receive from you to open an account or provide investment advice to you (such as your home address, telephone number, and financial information);
2. Information that we generate to service your account (such as trade tickets and account statements);
3. Information that we may receive from third parties with respect to your account (such as trade confirmations from brokerage firms); and
4.       Information   that  we  may  receive  about  you  from  our  affiliated
         companies.

DISCLOSURE OF CUSTOMER INFORMATION

In order for the Funds to provide investment management services to you, we may disclose the information we collect, as described above, in very limited instances, which include:

1.       Disclosures to companies - subject to strict confidentiality agreements
         - that perform services on our behalf (such as our technology consultants who assist us in maintaining our computer systems);
2. Disclosures to companies and Affiliates as permitted by law, including those necessary to service your account and relationship (such as providing account information to brokers and custodians);
3. Disclosures to our Affiliates only in accordance with the Fair Credit Reporting Act;
4. To comply with law, regulation, or a court or government order or request;
5. If you or any authorized person on the account gives us oral or written permission to do so; and
6.       In response to a request by an auditor or SEC examiner.

PRIVACY POLICY AVAILABILITY

A copy  of the  Funds'  privacy  policy  may be  obtained  by  contacting  us at
866-TWFUNDS    (866-893-8637)    or   by    visiting    our    Web    site    at
WWW.TRAINERWORTHAM.COM.


         This notice does not constitute part of and is not incorporated into the prospectus for the First Mutual Fund, Total Return
                   Bond Fund and Convertible Securities Fund.

[LOGO OMITTED]
TRAINER WORTHAM FUNDS

TRUSTEES:

Robert H. Breslin, Jr.
David P. Como
Todd L. Eisenberg
David Elias
George A. Froley, III
Robert S. Lazar
Martin S. Levine
Timothy J. O'Hara
James F. Twaddell



                      For additional information about the
                      Trainer Wortham Funds call toll-free:


                                   866.TWFUNDS
                                 (866.893.8637)



              1230 Avenue of the Americas, New York, New York 10020
                   WWW.TRAINERWORTHAM.COM o WWW.FROLEYREVY.COM

                       STATEMENT OF ADDITIONAL INFORMATION


                                 October 1, 2003


--------------------------------------------------------------------------------

                              TRAINER WORTHAM FUNDS

                        TRAINER WORTHAM FIRST MUTUAL FUND
                     TRAINER WORTHAM TOTAL RETURN BOND FUND
                    FROLEY, REVY CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------


This Statement of Additional Information for the Trainer Wortham Funds (the "Trust") relates to the following series of the Trust: Trainer Wortham First Mutual Fund ("First Mutual Fund") and Trainer Wortham Total Return Bond Fund ("Total Return Bond Fund"), (collectively referred to as the "TW Funds"), and Froley, Revy Convertible Securities Fund ("Convertible Securities Fund"), Class A and Class B shares. Class B shares of the Convertible Securities Fund are not currently being offered for sale. The TW Funds and the Convertible Securities Fund are also referred to as the "Funds". Information concerning the TW Funds and the Convertible Securities Fund is provided in a combined Prospectus. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Funds' current Prospectus. Much of the information contained herein expands upon subjects discussed in the Prospectus. No investment in shares should be made without first reading the Prospectus. The Prospectus may be obtained without charge by writing to the Funds, at P.O. Box 5317, New York, NY 10185-5317 or by calling (866-TWFUNDS), (866-893-8637) or by going online to WWW.TRAINERWORTHAM.COM.

The Funds' most recent Annual Report to Shareholders is a separate document that is incorporated by reference into this Statement of Additional Information. The Funds' Annual and Semi-Annual Reports to Shareholders are also available without charge by calling (866-TWFUNDS), (866-893-8637).


                                 OCTOBER 1, 2003

                                TABLE OF CONTENTS


THE TRUST.............................................................. 2
INFORMATION ON PERMITTED INVESTMENTS AND RELATED RISK FACTORS.......... 2
   Depository Receipts................................................. 2
   Convertible Securities.............................................. 2
   U.S. Government Securities.......................................... 3
   U.S. Treasury Securities............................................ 3
   Illiquid Securities................................................. 3
   Repurchase Agreements............................................... 3
   Money Market Instruments............................................ 4
   Fixed-Income Securities............................................. 4
   High-Yield/High Risk and Unrated Securities......................... 4
   Forward Commitments................................................. 5
   Mortgage-Related Securities......................................... 5
   Asset-Backed Securities............................................. 6
   Municipal Obligations............................................... 6
   Zero Coupon & Stripped Securities................................... 7
   Foreign Government Obligations: Securities of Supranational
   Entities............................................................ 7
   Other Foreign Securities ........................................... 7
   Options............................................................. 8
   Stock Index Futures................................................. 8
   Shares of Investment Companies...................................... 8
   Loans of Portfolio Securities....................................... 8
   Borrowing........................................................... 9
   Portfolio Turnover.................................................. 9
INVESTMENT LIMITATIONS OF THE FUNDS.................................... 9
  Other Investment Restrictions........................................10
MANAGEMENT OF THE TRUST................................................11
   Trustees and Officers of the Trust..................................11
   Committees..........................................................13
   Compensation Table..................................................13
   Codes of Ethics.....................................................13
   Proxy Voting Policies and Procedures ...............................14
PRINCIPAL HOLDERS OF SECURITIES........................................14
INVESTMENT ADVISORY AND OTHER SERVICES.................................17
   The Investment Advisors.............................................17
   The Distributor.....................................................18
   Distribution and Shareholder Service Plans..........................18
   The Administrator...................................................20
   Transfer Agent and Fund Accountant..................................20
   The Custodian.......................................................20
   Independent Auditors................................................20
   Fund Counsel........................................................21
   Brokerage Commissions...............................................21
PRICING OF FUND SHARES.................................................21
   Systematic Withdrawal Plan..........................................22
TAXES..................................................................22
PERFORMANCE INFORMATION................................................22
   Calculation of Total Return.........................................23
SHARES OF BENEFICIAL INTEREST..........................................27
   Description of Shares...............................................27
   Shareholder Meetings................................................27
FINANCIAL STATEMENTS...................................................27
APPENDIX A.............................................................A-1

                                    THE TRUST


The Trust is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated January 17, 1995. Each Fund is classified as diversified, meaning that, with respect to 75% of its total assets, it has not invested more than 5% of its assets in the securities of any single issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities).

Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Trust's Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.



                      INFORMATION ON PERMITTED INVESTMENTS
                            AND RELATED RISK FACTORS

DEPOSITORY RECEIPTS

The Funds, with the exception of the Total Return Bond Fund, may invest in American Depository Receipts ("ADRs"). The Convertible Securities Fund may also invest in Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"). ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a foreign or U.S. corporation. Depository receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depository receipts may provide less information to receipt holders. Investments in depository receipts do not eliminate the risks in investing in foreign issuers. The market value of depository receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the depository receipts and the underlying securities are quoted.


CONVERTIBLE SECURITIES

The Funds may invest in convertible securities. Convertible securities are securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

The Funds may invest in mandatory convertible securities. These securities are typically of or near investment grade quality and are designed to pay holders a higher dividend than would otherwise be received as a common stock holder. These securities also carry a mandatory conversion feature that requires the company to convert the instrument into common stock at a specific future date.

The Funds may invest in zero coupon and OID (Original Issue Discount) bonds. These convertible securities either do not pay a coupon or pay an extremely small coupon payment. These instruments are sold at a discount to par value and are typically putable back to the issuer at an escalating price in the future.

The Funds may invest in synthetic convertible securities. These securities have characteristics similar to a generic convertible bond, but typically have a high investment grade rating. Their bond rating is generally high because the instruments are backed by the credit of a major financial institution. A synthetic security is generally created specifically for an investor or group of investors that want exposure to a company or sector, but require dividend income. In exchange for providing exposure to a specific company or sector, the synthetic instrument is typically sold above fair value and there is reduced liquidity in the secondary market if the issue size is small.

U.S. GOVERNMENT SECURITIES


Each Fund may invest in U. S. Government securities, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by right of the issuer to borrow from the Treasury. Others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.



U.S. TREASURY SECURITIES

Each Fund may invest in U.S. Treasury securities, including Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.


ILLIQUID SECURITIES

Each Fund may not invest more than 10% of the value of its net assets (15% for the Convertible Securities Fund) in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days are subject to these limits. A Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and may have to dispose of such securities over extended periods of time. A Fund may purchase securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, and these securities are subject to certain legal or contractual restrictions on transfer that restrict their liquidity. Securities which are freely tradeable under Rule 144A may be treated as liquid if the Trustees of the Trust are satisfied that there is sufficient trading activity and reliable price information. The Trustees have authorized each Fund's investment advisor to make liquidity determinations with respect to such securities pursuant to procedures approved and adopted by the Board.


REPURCHASE AGREEMENTS


Each Fund may engage in repurchase agreement transactions. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Reserve System and registered broker-dealers which its investment advisor deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "Act").

MONEY MARKET INSTRUMENTS

Each Fund may invest in the following types of money market instruments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission (the "SEC") remaining maturities of 13 months or less. Each Fund may invest in money market instruments and debt securities, including bank obligations and commercial paper, which are at least comparable in quality to the Fund's other investments. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by a Fund in non-negotiable time deposits are limited to no more than 5% of its total assets at the time of purchase.


FIXED-INCOME SECURITIES

Investors in each Fund should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by a Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Fund has been adversely changed, a Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Holding such securities that have been downgraded below investment-grade can subject the Fund to additional risk. Certain securities purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA ("Fitch"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated "BBB" to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment.


HIGH-YIELD/HIGH-RISK AND UNRATED SECURITIES

The Convertible Securities Fund may invest in securities that are rated below investment grade (i.e., securities rated BB or lower by S&P or BA or lower by Moody's). Lower-rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

Investments in high-yield/high risk securities involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. High-yield securities are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. Issuers of such securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers.

Although the Fund generally will purchase securities for which the advisor expects an active market to be maintained, high-yield/high-risk securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices.

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

The Convertible Securities Fund may invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated debt securities will be treated as investments in high-yield investments by the Fund unless the advisor deems such securities to be the equivalent of investment grade securities.


FORWARD COMMITMENTS

The Total Return Bond Fund may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held by the Fund are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Such securities may expose the Fund to risk because they may experience fluctuations in value prior to their actual delivery. Purchasing debt securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high-quality liquid debt securities of the type in which the Fund invests at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank.


MORTGAGE-RELATED SECURITIES

Mortgage-related securities which may be purchased by the Total Return Bond Fund are securities collateralized by pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage banks and private mortgage insurance companies, and similar foreign entities. The mortgage-related securities in which the Fund may invest include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities which are derivative multi-class mortgage securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain of these securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to prepay. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Fund's Board of Trustees. In accordance with such guidelines, the advisor will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Fund intends to treat other stripped mortgage-backed securities as illiquid securities.


ASSET-BACKED SECURITIES

The Total Return Bond Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.


Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the services of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.



MUNICIPAL OBLIGATIONS

The Total Return Bond Fund may invest in municipal obligations which are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and in some cases greater than the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.

Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Dividends received by shareholders which are attributable to interest income received by it from municipal obligations generally will be subject to Federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Fund currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.


ZERO COUPON AND STRIPPED SECURITIES

The Total Return Bond Fund may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. If the Fund invests in such securities it may be required, in order to maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, to distribute the income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES

The Total Return Bond Fund may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the advisor to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.


OTHER FOREIGN SECURITIES

The Total Return Bond Fund and the Convertible Securities Fund may invest in U.S. dollar denominated obligations of foreign corporations. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

The risks associated with investing in foreign securities are often heightened by investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


OPTIONS

The Convertible Securities Fund may invest in options. An option is an instrument that gives the holder of the contract the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. common stocks or bonds) at a stated price within the expiration period, which is generally less than 12 months. If the right is not exercised after a specific period, the option expires. Both put and call options may be used by the Convertible Securities Fund.


STOCK INDEX FUTURES

The Convertible Securities Fund may invest in stock index futures, which are contracts for the purchase or sale for future delivery of contracts based on certain financial indices, including equity indices. Typically a Fund will enter into a stock index futures contract as a temporary substitute for actual stock purchases in order to reduce transaction costs while gaining exposure to a specific market segment.

The purchasing of stock index futures entails certain risks including the risk that the Fund's overall performance could be adversely affected if the advisor's investment judgment in purchasing such an instrument proves incorrect and the value decreases. Futures prices are affected by many factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until the expiration of the contract.



SHARES OF INVESTMENT COMPANIES


The Convertible Securities Fund may invest in the shares of other investment companies to the extent permitted under the Act. The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies.



LOANS OF PORTFOLIO SECURITIES


The Convertible Securities Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors up to 33-1/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the advisor to be of good standing.

BORROWING

The Convertible Securities Fund may borrow from banks up to 33-1/3% of the value of its total assets for temporary or emergency purposes and enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the Act should decline as a result of market fluctuation or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


PORTFOLIO TURNOVER


The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by a Fund's average month-end long-term investments. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that a Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders. For the fiscal year ended June 30, 2003, the portfolio turnover rates for the First Mutual Fund, Total Return Bond Fund and Convertible Securities Fund were 65%, 41% and 87%, respectively.



                       INVESTMENT LIMITATIONS OF THE FUNDS


The Funds have adopted the following restrictions with respect to their investment policies. These restrictions are fundamental policies, and may not be changed as to a Fund unless authorized by the vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act:). Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         (a) UNDERWRITING OF SECURITIES: The Funds will not engage in the underwriting of securities of other issuers.

         (b) DIVERSIFICATION: The Funds will not, with respect to 75% of each Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by the Government or its agencies or instrumentalities).

         (c) INDUSTRY CONCENTRATIONS: The Funds will not purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund.

         (d) PURCHASE AND SALE OF REAL ESTATE: The Funds will not engage in the purchase and sale of interests in real estate except that the Funds may engage in the purchase and sale of marketable securities which may represent indirect interests in real estate.

         (e) PURCHASE AND SALE OF COMMODITIES OR COMMODITY CONTRACTS: The Funds will not engage in the purchase and sale of commodities or commodity contracts.

         (f) MAKING OF LOANS TO OTHER PERSONS: The Funds will not make loans to any person or company, except that the Funds may purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities and except further that the Funds may enter into repurchase agreements.

         (g) BORROWING OF MONEY: From time to time, the Funds may borrow money. All such borrowings shall be exclusively from banks. The purpose of such borrowings shall be both for temporary use and to provide funds for the purchase of additional investments whenever the Board of Trustees of the Trust shall deem it desirable. In connection with any such borrowing, a Fund shall issue promissory notes or other evidences of indebtedness and shall, when required, pledge, assign or otherwise encumber its assets, provided, however, (i) that immediately after such borrowing it shall have an asset coverage of at least 300% for all its borrowing and (ii) that in the event such asset coverage shall at any time fall below 300% it shall, within three days thereafter (not including Sundays and holidays) or such longer periods as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of the borrowings shall be at least 300%.

         (h) SECURITIES OF OTHER INVESTMENT COMPANIES: The Funds, except for the Convertible Securities Fund, will not invest in the securities of other investment companies.

         (i) ISSUANCE OF SENIOR SECURITIES: The Funds are not authorized to issue securities senior to the shares offered by the Prospectus, except in connection with borrowings under the terms described above under "BORROWING OF MONEY."



                          OTHER INVESTMENT RESTRICTIONS


      In addition, as non-fundamental policies, each Fund with the exception of the Convertible Securities Fund, will not:

         (a)  invest in oil, gas or mineral leases;

         (b) invest in excess of 5% of their total assets at the time of purchase in warrants. Included within this amount, but not to exceed 2% of the Fund's total assets are warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. This restriction does not apply to warrants initially attached to securities purchased by the Funds;

         (c)  invest in real estate limited partnerships; and

         (d) purchase securities on margin, but the Funds may obtain such short-term credits as may be necessary for the purchase and sale of securities.

         (e) purchase or retain the securities of any issuer if, to the knowledge of a Fund, any Officer or Trustee of the Fund or of its investment advisor owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and such Officers and Trustees of the Fund or of its investment advisor who own more than 1/2 of 1%, own, in aggregate, more than 5% of the outstanding securities of such issuer.

                             MANAGEMENT OF THE TRUST


TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. There are currently nine Trustees, six of whom are not considered "interested persons" of the Trust within the meaning of that term under the Act ("Disinterested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF          OTHER
                                           TERM OF                                                PORTFOLIOS IN       DIRECTOR
                                         OFFICE AND                                                FUND COMPLEX        SHIPS
        NAME, AGE, ADDRESS AND            LENGTH OF            PRINCIPAL OCCUPATION(S)             OVERSEEN BY         HELD BY
        POSITION(S) WITH TRUST          TIME SERVED 1            DURING PAST 5 YEARS                 TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Robert H. Breslin, Jr.  (74)             Since 1979    Partner in the law firm of Breslin,              3               None
c/o 1230 Avenue of the Americas                        Sweeney & Earle since 1970.
New York, NY  10020
---------------------------------------------------------------------------------------------------------------------------------
Todd L. Eisenberg  (42)                  Since 1999    Certified Public Accountant, Tofias              3               None
c/o 1230 Avenue of the Americas                        P.C. (an accounting and consulting
New York, NY  10020                                    firm) since 1982.
---------------------------------------------------------------------------------------------------------------------------------
Robert S. Lazar  (60)                    Since 1976    Retired since 1992.                              3           Director;
c/o 1230 Avenue of the Americas                                                                                     Newport
New York, NY  10020                                                                                                 Federal
                                                                                                                    Savings Bank
---------------------------------------------------------------------------------------------------------------------------------
Martin S. Levine  (49)                   Since 1994    Controller and Chief Financial                   3               None
c/o 1230 Avenue of the Americas                        Officer, John P. Picone, Inc. (a
New York, NY  10020                                    construction company) since 1984.
---------------------------------------------------------------------------------------------------------------------------------
Timothy J. O'Hara  (52)                  Since 1998    Publisher, Advertising Director,                 3               None
c/o 1230 Avenue of the Americas                        Credit Union Journal (a national
New York, NY  10020                                    weekly financial newspaper owned by
                                                       Thomson Media of NY) since 1996.
---------------------------------------------------------------------------------------------------------------------------------
James F. Twaddell  (64)                  Since 1979    Investment banker, Investors Capital,            3           Director;
c/o 1230 Avenue of the Americas                        Inc. (a securities and investments                           Investor's
New York, NY  10020                                    firm) since June 1995.                                       Capital,
                                                                                                                    Inc.
---------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEES 2
---------------------------------------------------------------------------------------------------------------------------------
David P. Como  (57)                      Since 1984    Managing Director and Portfolio                  3               None
c/o 1230 Avenue of the Americas                        Manager, Trainer Wortham & Company,
New York, NY  10020                                    Inc. (an investment advisory firm)
                                                       since 1969.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
David Elias  (58)                        Since 1991    President and Chief Investment                   3               None
c/o 1230 Avenue of the Americas                        Officer, Elias Asset Management (an
New York, NY  10020                                    investment management firm) since 1978.
---------------------------------------------------------------------------------------------------------------------------------
George A. Froley, III  (65)              Since 2000    Principal and Chairman, Froley, Revy             3               None
10900 Wilshire Blvd., Suite 900                        Investment Co., Inc. (an investment
Los Angeles, CA  90024                                 management firm) since 1975.
---------------------------------------------------------------------------------------------------------------------------------
                                                OFFICER(S) WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Joanne Pietrini-Smith  (39)              Since 2002    Chief Administrative Officer, Trainer           N/A              N/A
c/o 1230 Avenue of the Americas                        Wortham & Company, Inc. since 1999;
New York, NY  10020                                    Vice President (since 1998) and Chief
President; Chief Executive Officer;                    Investment Officer (April 1998 to
Chief Administrative Officer                           January 2003), First Republic Bank;
                                                       Vice  President,  Manager
                                                       of Strategic Planning and
                                                       Administration,    Mellon
                                                       Bank-Mellon Private Asset
                                                       Management  from  1994 to
                                                       1998.
---------------------------------------------------------------------------------------------------------------------------------
John D. Knox  (44)                       Since 1996    President (since 2003), Managing                N/A              N/A
c/o 1230 Avenue of the Americas                        Director and Fixed Income Portfolio
New York, NY  10020                                    Manager (since 1995), Trainer Wortham
Vice President                                         & Company, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Andrea Revy O'Connell  (40)              Since 2000    President and Chief Executive Officer,          N/A              N/A
10900 Wilshire Blvd., Suite 900                        Froley, Revy Investment Co., Inc.
Los Angeles, CA  90024                                 since 2000; Managing Director, Senior
Vice President                                         Portfolio Manager,  Froley, Revy
                                                       Investment Co., since 1994.
---------------------------------------------------------------------------------------------------------------------------------
Lisa King  (35)                          Since 2002    Vice President and Counsel, PFPC Inc.           N/A              N/A
c/o 301 Bellevue Parkway                               (a financial services company) since
Wilmington, DE  19809                                  2000.  Associate, Stradley, Ronon,
Secretary                                              Stevens & Young, LLC, 1996-2000.
---------------------------------------------------------------------------------------------------------------------------------
Ann Houlihan  (43)                       Since 2003    First Vice President, Chief                     N/A              N/A
10900 Wilshire Blvd., Suite 900                        Administrative Officer and Compliance
Los Angeles, CA  90024                                 Officer, Froley, Revy Investment Co.,
Treasurer, Chief Financial Officer                     Inc. since 2000; Vice President, Trust
                                                       Operations Manager of Wells Fargo
                                                       Bank, 1997-2000.
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Brancazio (37)            Since 2002    Compliance Officer, Trainer Wortham &           N/A              N/A
c/o 1230 Avenue of the Americas                        Company, Inc. since March 2002;
New York, NY  10020                                    Compliance Officer, LF Capital (an
Compliance Officer                                     investment management company) October
                                                       2001 to December 2001; Compliance
                                                       Officer, Friends Ivory & Sime, Inc.
                                                       (an investment management company)
                                                       October 1999 to October 2001;
                                                       Compliance Officer,  AIG Global
                                                       Investment Group, July 1997 to October
                                                       1999.
---------------------------------------------------------------------------------------------------------------------------------

1 Each Trustee and Officer serves for an indefinite term, until his/her successor is elected.

2 Mr. Como and Mr. Froley are interested by reason of their affiliation with an investment advisor of the Trust and/or as a result of being an Officer of the Trust. Mr. Elias may be regarded as an "interested person" by reason of a material business relationship with an investment advisor of the Trust.

COMMITTEES


The Board of Trustees of the Trust has established an Audit Committee to consider such matters as the selection of the independent certified public auditor for the Trust, review of the auditor's report on accounting procedures and internal controls, review of the quarterly reports on brokerage commissions paid by the Trust, and other issues referred to the Committee by the full Board. The Audit Committee is comprised of Messrs. Twaddell, Breslin, Lazar, Levine, O'Hara and Eisenberg, all of whom are Disinterested Trustees. The Audit Committee met two times during the fiscal year ended June 30, 2003.

The Board of Trustees of the Trust established a Valuation Committee on July 29, 2003 to consider, among other things, time-sensitive valuation issues, including those related to market closures, changes in illiquid security values, and valuations of illiquid securities purchased by the Funds. The Valuation Committee is comprised of Messrs. Twaddell, Breslin, Lazar, Levine, O'Hara and Eisenberg, all of whom are Disinterested Trustees.

The Board of Trustees of the Trust established a Proxy Committee on July 29, 2003 for the purpose of providing the Funds' consent to vote in matters where either Advisor seeks such consent because of a conflict of interest that arises in connection with a particular vote or for other reasons. The Proxy Committee is comprised of Messrs. Twaddell, Breslin, Lazar, Levine, O'Hara and Eisenberg, all of whom are Disinterested Trustees.



COMPENSATION TABLE


The following table sets forth information regarding the total compensation paid by the Trust to its Trustees for their services as Trustees during the fiscal year ended June 30, 2003.

-------------------------------------------------------------------------------------------------------------------------
TRUSTEE                                     AGGREGATE COMPENSATION FROM TRUST       TOTAL COMPENSATION FROM TRUST AND
                                                                                               FUND COMPLEX
-------------------------------------------------------------------------------------------------------------------------
James F. Twaddell                                         $9,400                                  $9,400
-------------------------------------------------------------------------------------------------------------------------
Robert H. Breslin, Jr.                                    $9,400                                  $9,400
-------------------------------------------------------------------------------------------------------------------------
Raymond Eisenberg1                                        $9,400                                  $9,400
-------------------------------------------------------------------------------------------------------------------------
Robert S. Lazar                                           $9,400                                  $9,400
-------------------------------------------------------------------------------------------------------------------------
Martin S. Levine                                          $9,400                                  $9,400
-------------------------------------------------------------------------------------------------------------------------
Timothy J. O'Hara                                         $9,400                                  $9,400
-------------------------------------------------------------------------------------------------------------------------
Todd Eisenberg                                            $9,400                                  $9,400
-------------------------------------------------------------------------------------------------------------------------
David P. Como                                               $0                                      $0
-------------------------------------------------------------------------------------------------------------------------
David Elias                                                 $0                                      $0
-------------------------------------------------------------------------------------------------------------------------
George A. Froley, III                                       $0                                      $0
-------------------------------------------------------------------------------------------------------------------------

1 Mr. Eisenberg served as a Trustee until his death on September 12, 2003.

As of the fiscal year ended June 30, 2003, the compensation paid to Disinterested Trustees for their services to the Trust included a fee of $1,500 per meeting of the Board of Trustees attended and an annual retainer of $3,000. In addition, the Trustees were reimbursed for expenses incurred in connection with their attendance at meetings of the Board of Trustees. Members of the Audit Committee also receive fees for meetings attended. However, no officer of the Trust receives any compensation directly from the Trust for performing the duties of their offices. Mr. Como and Mr. Froley are officers and/or trustees of an investment advisor to the Trust, which receives fees from the Trust for acting as its investment advisor. (See the section entitled "The Investment Advisors").


CODES OF ETHICS


The Trust and Trainer Wortham are parties to a joint Code of Ethics. Froley, Revy and the Distributor have each adopted a Code of Ethics. Each respective code has been adopted pursuant to Rule 17j-1 under the Act, applicable to the securities trading practices of their personnel. Each respective Code permits the covered personnel to trade in securities in which a Fund may invest, subject to certain restrictions and reporting requirements.

PROXY VOTING POLICIES AND PROCEDURES


The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust which delegate the responsibility for voting proxies to each respective Funds' investment advisor (the "Advisors"), subject to the Board's continuing oversight. The Advisors will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A. Any material changes to the Policies will be submitted to the Board of Trustees for approval.

The Trust will be required to file new Form N-PX, with each Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX is due no later than August 31, 2004. Once filed, Form N-PX for each Fund will be available without charge, upon request, by calling toll-free (800) 893-8637 and on the SEC's website at WWW.SEC.GOV.



PRINCIPAL HOLDERS OF SECURITIES


As of September 2, 2003, the Trustees and Officers of the Trust individually and as a group owned beneficially less than 1.00% of the outstanding shares of any Fund. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Funds as of December 31, 2002.

------------------------------------------------------------------------------------------------------------------------
                                                                                               Aggregate Dollar Range
                                                                                               of Equity Securities in
                                                                                                   All Registered
                                                                                                Investment Companies
                                                                                                      Overseen
                                                                    Dollar Range of Equity     by Trustee in Family of
           Name of Trustee                       Fund                Securities in a Fund       Investment Companies
------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
James F. Twaddell                          First Mutual Fund           $10,001-$50,000             $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
Robert H. Breslin                          First Mutual Fund              $1-$10,000                 $1-$10,000
------------------------------------------------------------------------------------------------------------------------
Raymond Eisenberg1                         First Mutual Fund               $100,000                    $100,000
------------------------------------------------------------------------------------------------------------------------
Robert S. Lazar                            First Mutual Fund           $10,001-$50,000             $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
Martin S. Levine                                  N/A                        None                       None
------------------------------------------------------------------------------------------------------------------------
Timothy J. O'Hara                          First Mutual Fund           $10,001-$50,000             $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------
Todd L. Eisenberg                                 N/A                        None                       None
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
David P. Como                                     N/A                        None                       None
------------------------------------------------------------------------------------------------------------------------
David Elias                                       N/A                        None                       None
------------------------------------------------------------------------------------------------------------------------
George A. Froley, III                   Convertible Securities         $10,001-$50,000             $10,001-$50,000
                                                 Fund
-------------------------------------------------------------------------------------------------------------------------

1 Mr. Eisenberg served as a Trustee Trust until his death on September 12, 2003.

Listed below are the names and addresses of those shareholders and accounts who, as of September 2, 2003, owned of record or beneficially 5% or more of the shares of a Fund.

Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

As of September 2, 2003, the following persons or organizations owned of record or beneficially more than 5% of the outstanding voting shares of First Mutual
Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER                            NUMBER OF SHARES HELD                  PERCENTAGE
------------------------------------                            ---------------------                  ----------
Trainer Wortham Profit Sharing Trust                                 455,884.778                         15.15%
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

Charles Schwab & Co., Inc.                                           264,815.786                         8.80%
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317


As of September 2, 2003, the following persons or organizations owned of record or beneficially more than 5% of the outstanding voting shares of Total Return Bond Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER                            NUMBER OF SHARES HELD                  PERCENTAGE
------------------------------------                            ---------------------                  ----------
H. Williamson Ghriskey, Jr.                                          410,291.918                         21.18%
TRST Margot Marsh Biodiversity Foundation
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

HW Mali Profit Sharing Ret. Plan                                     147,241.967                         7.60%
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

As of September 2, 2003, the following persons or organizations owned of record or beneficially more than 5% of the outstanding voting shares of Convertible Securities Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER                            NUMBER OF SHARES HELD                  PERCENTAGE
------------------------------------                            ---------------------                  ----------
Casper College Foundation                                            215,456.173                         12.21%
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

PFPC Trust Co. C/F IRA FBO                                           182,873.430                         10.36%
Dan Neuhar
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317


NAME AND ADDRESS OF BENEFICIAL OWNER                            NUMBER OF SHARES HELD                  PERCENTAGE
------------------------------------                            ---------------------                  ----------
PFPC Trust Co. C/F IRA FBO                                           172,524.295                         9.78%
Michel Bernstein
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

Dan Neuhar Trust                                                     156,971.914                         8.90%
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

Wallette A. Shidler                                                  150,246.126                         8.52%
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

Northern Trust Bank of Florida                                       121,955.055                         6.91%
M. Inge Johnstone
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

PFPC Trust Co. C/F IRA FBO                                           109,210.456                         6.19%
Marvin M. Gladstone
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

                     INVESTMENT ADVISORY AND OTHER SERVICES


THE INVESTMENT ADVISORS


Trainer Wortham & Company, Inc. ("Trainer Wortham"), with offices at 1230 Avenue of the Americas, New York, NY, 10020 serves as the investment advisor of the First Mutual Fund and Total Return Bond Fund. Trainer Wortham, organized in 1998, continues an investment counseling business which began in 1924 as Trainer & Associates. Trainer Wortham is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and manages approximately $3.8 billion in investment accounts as of June 30, 2003. Trainer Wortham operates independently as a wholly-owned subsidiary of First Republic Bank. First Republic Bank is a NYSE traded commercial bank and wealth management firm with $5.4 billion in assets at June 30, 2003. The Bank specializes in providing wealth management services, including private banking, investment management, trust, brokerage, and real estate lending. First Republic provides its services online and through branch offices in six major metropolitan areas: San Francisco and Silicon Valley; the Greater Los Angeles Area; San Diego; Santa Barbara; Las Vegas and New York City.


The Directors of Trainer Wortham are: A. Alexander Arnold III, Katherine August deWilde, David P. Como, James P. Conn, H. Williamson Ghriskey, Jr., James H. Herbert, II, John D. Knox, Charles V. Moore and Roger O. Walther.


Froley, Revy Investment Co., Inc. ("Froley, Revy") and, together with Trainer Wortham, the ("Advisors"), with offices at 10900 Wilshire Boulevard, Los
Angeles, California 90024, is the investment advisor for the Convertible Securities Fund. Froley, Revy has retained Trainer Wortham to serve as sub-investment advisor to the Convertible Securities Fund. For its sub-investment advisory services, Trainer Wortham receives a fee of up to 0.0625% of the average daily net assets of the Convertible Securities Fund. The sub-investment advisory fees are paid directly by Froley, Revy and are not paid by the Funds. Froley, Revy is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and as of June 30, 2003, manages approximately $3.2 billion in investment accounts. Froley, Revy operates independently as a wholly-owned subsidiary of First Republic Bank.


Each Fund's Investment Advisory Agreement provides that, subject to the general supervision of the Trust's Board of Trustees and in accordance with each Fund's investment objectives, policies, and restrictions, the Advisors will manage the Funds' investment portfolio, make decisions with respect to and place orders for all purchases and sales of the portfolio securities. Pursuant to the Investment Advisory Agreements, the Advisors are not liable for any mistake of judgment, mistake of law, or other loss to a Fund in connection with its performance under the Investment Advisory Agreements except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for its services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisors in the performance of its duties, or by reason of its reckless disregard of its obligations under the Investment Advisory Agreements.

The Investment Advisory Agreements and the Sub-Advisory Agreement were most recently reapproved by the Board of Trustees on October 29, 2002. In reapproving the Agreements, the Board of Trustees requested, and the Advisors provided, information necessary for the Trustees to evaluate the fairness of the compensation to be paid by each Fund. The Trustees considered the following factors: the requirements of the Funds in the areas of investment supervisory and administrative services, the quality of the Advisors' services; the fees paid for the investment advisory services; other services to be provided that are not covered in the Investment Advisory Agreements; the total expenses of the Funds; the willingness of the Advisor to waive any portion of their fees; the profitability of each Advisor; the extent to which the Advisors receive benefits from soft dollars and other service benefits, the capabilities and financial condition of the Advisors; the current conditions and trends prevailing in the economy and the historical relationship between the Funds and the Advisors; and other information deemed relevant by the Board. Based on this review, it was the judgment of a majority of Trustees, including a majority of the Disinterested Trustees, that approval or re-approval of the agreements was in the best interests of the Funds and their shareholders.

Pursuant to an individual Investment Advisory Agreement, with respect to First Mutual Fund, Trainer Wortham receives an annual investment advisory fee, accrued daily and paid monthly, of 0.75% of the Fund's average daily net assets; with respect to Total Return Bond Fund, Trainer Wortham receives an annual fee, accrued daily and paid monthly, of 0.45% of the Fund's average daily net assets. From time to time, Trainer Wortham may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of lowering a Fund's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be.

For the fiscal years ended June 30, 2003, 2002 and 2001, with respect to First Mutual Fund, the Fund paid Trainer Wortham fees aggregating $185,519, $280,125 and $443,156, respectively.

With respect to the Total Return Bond Fund, for the fiscal year ended June 30, 2003, Trainer Wortham earned fees of $97,143 of which $73,514 were waived. For the fiscal year ended June 30, 2002, Trainer Wortham earned fees of $113,883, of which $62,183 were waived. For the fiscal year ended June 30, 2001, Trainer Wortham earned fees of $108,556, of which $26,390 were waived. The Advisor has agreed, pursuant to an Operating Expenses Agreement, to waive its advisory fees and/or reimburse other operating expenses in amounts necessary to limit the annual operating expenses of the Fund to 1.00% of the Fund's average daily net assets during the current fiscal year. The Operating Expenses Agreement provides that any fees waived and/or operating expenses reimbursed by the Advisor during a fiscal year of the Fund may be recouped by the Advisor during the three subsequent years to the extent that the Fund's aggregate operating expenses do not exceed the stated annual expense limitation. As of June 30, 2003 the Advisor had unrecouped fee waivers and/or expense reimbursements with respect to the Total Return Bond Fund of $162,087 of which $26,390 can be recouped through June 30, 2004, $62,183 can be recouped through June 30, 2005, and $73,514 can be recouped through June 30, 2006.

Pursuant to an Investment Advisory Agreement, Froley, Revy receives an annual investment advisory fee, accrued daily and paid monthly, of 0.625% of the Convertible Securities Fund's average daily net assets. From time to time, Froley, Revy may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be.

With respect to the Convertible Securities Fund, for the fiscal year ended June 30, 2003, Froley, Revy was entitled to receive fees of $93,915, of which $47,810 were waived. For the fiscal year ended June 30, 2002, Froley, Revy was entitled to receive fees of $94,828 of which $42,236 were waived. For the period ended June 30, 2001, Froley, Revy was entitled to receive fees of $56,527 of which $40,797 were waived. The Advisor has entered into an expense limitation agreement with respect to the Fund for the Fund's current fiscal year pursuant to which the Advisor has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total operating expenses of the Class A shares and the Class B shares of the Fund to 1.50% and 2.00%, respectively, of the Fund's average daily net assets. The Operating Expenses Agreement provides that any fees waived and/or operating expenses reimbursed by the Advisor during a fiscal year of the Fund may be recouped by the Advisor during the three subsequent years to the extent that the Fund's aggregate operating expenses do not exceed the stated annual expense limitation. As of June 30, 2003, the Advisor had unrecouped fee waivers and/or expense reimbursements with respect to the Convertible Securities Fund of $130,843 of which $40,797 can be recouped through June 30, 2004, $42,236 can be recouped through June 30, 2005, and $47,810 can be recouped through June 30, 2006.



THE DISTRIBUTOR


PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA, 19406 serves as the Trust's Distributor pursuant to an Underwriting Agreement (the "Underwriting Agreement"). The Underwriting Agreement may be renewed for successive one-year periods provided that each continuance is specifically approved by (1) the vote of a majority of the Trust's outstanding voting shares or by the Board of Trustees and (2) the vote of a majority of the Board of Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Underwriting Agreement.



DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

First Mutual Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "TW Plan"). The TW Plan permits the First Mutual Fund to pay certain expenses associated with the distribution of its shares. The TW Plan provides that the First Mutual Fund will reimburse the Distributor for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets.

The TW Plan authorizes the Fund to pay service organizations, which may include but are not limited to: (1) compensation to securities brokers and dealers for selling shares; (2) compensation to securities brokers and dealers, accountants, attorneys, investment advisors and pension actuaries for services rendered to their clients relating to the distribution of shares of the Fund; (3) compensation to such parties for marketing research and promotional services specifically relating to the distribution of Fund shares; (4) the costs of advertising in newspapers, magazines or other periodicals, or on radio or television; (5) the costs of telephone (including "WATS" and "800" services), mail (including postage and other delivery costs) or other direct solicitation of prospective investors; (6) the costs of preparing and printing prospectuses and other sales material for prospective investors, and the cost of distributing these materials; (7) the fees of public relations consultants; and (8) any other distribution expenses that the Board of Trustees may from time to time approve before such expenses are incurred.

All such payments made pursuant to the TW Plan shall be made for the purpose of selling shares issued by the Fund. Payments of compensation pursuant to (3) above may be based in whole or in part on a percentage of the regular salary expense for those employees of such parties engaged in marketing research and promotional services specifically relating to the distribution of Fund shares based on the amount of time devoted by such employees to such activities, and any out-of-pocket expenses associated with the distribution of Fund shares.


The Convertible Securities Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Act (the "FR Plan" and, together with the TW Plan, the "Plans") with respect to each class of shares offered by the Fund in order to pay for activities primarily intended to result in the sale of a Fund's shares. Pursuant to the FR Plan for Class A Shares, the Class A Shares pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Fund's assets attributable to Class A Shares, and up to 0.25% of these fees may be used for distribution purposes and up to 0.25% of these fees may be used for activities or expenses related to account maintenance or personal service to existing shareholders. Pursuant to the FR Plan for Class B Shares, the Class B Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the Fund's net assets attributable to Class B Shares, and up to 0.75% of these fees may be used for distribution purposes and up to 0.25% may be used for activities or expenses related to account maintenance or personal service to existing shareholders.


In adopting each Plan, the Board of Trustees considered the likelihood that the Plan is designed to benefit the Fund and its shareholders by strengthening the system for distributing the Fund's shares and thereby increasing sales and reducing redemptions. Potential benefits from increased sales and reduced redemptions include: (i) additional funds being available for investment, thereby giving the Fund's portfolio manager greater flexibility in pursuing the Fund's investment objectives; (ii) reducing the likelihood that an unusually large demand for redemption would require disadvantageous liquidations of portfolio investments; and (iii) increasing net assets, thereby reducing on a per share basis those expenses which do not rise proportionately with net assets. The Board of Trustees concluded that there was a reasonable likelihood that each Fund and their shareholders would benefit from the adoption of the Plan.

Each Plan may be renewed for successive one year periods provided that each continuance is specifically approved by: (1) the vote of a majority of the Fund's outstanding voting shares or by the Board of Trustees; and (2) the vote of a majority of the Board of Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan.

Any change in a Plan that would materially increase the amount of distribution expense borne by the Fund requires shareholder approval; any other material change requires approval by the Board of Trustees, including a majority of the Disinterested Trustees as described above. While a Plan is in effect, the selection and nomination of a Fund's Disinterested Trustees is committed to the Disinterested Trustees.

The Plans provide that the Distributor will be reimbursed on a monthly basis for expenses incurred in connection with the distribution of Fund shares. During the fiscal year ended June 30, 2003, distribution expenses for First Mutual Fund and Convertible Securities Fund were reimbursed as follows:

                                                CONVERTIBLE SECURITIES -
                                 FIRST MUTUAL       CLASS A SHARES FUND               TOTAL
EXPENSE ITEM                      FUND AMOUNT                     AMOUNT      DISBURSEMENTS
------------                     ------------   ------------------------      -------------
Printing                            $2,430.60                    $110.95          $2,541.55
Underwriter Compensation             8,316.16                   1,207.51           9,523.67
Compensation to Broker Dealers      15,759.99                   9,000.38          24,760.37
Marketing and Advertising              997.21                      56.43           1,053.64
Other                                    0.00                       0.00               0.00
                                         ----                       ----               ----
TOTAL 12B-1 EXPENSES               $27,503.96                 $10,375.27         $37,879.23

THE ADMINISTRATOR

PFPC Inc., 760 Moore Road, King of Prussia, PA, 19406, serves as the Trust's Administrator pursuant to an Administration Agreement.

The services PFPC provides to the Trust include: the coordination and monitoring of any third parties furnishing services to the Trust; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Trust; preparing, filing and distributing proxy materials, periodic reports to shareholders, organization of Board meetings, registration statements and other documents; and responding to shareholder inquiries.


With respect to First Mutual Fund, PFPC received administration fees of $50,400, $50,315 and $76,593 for the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, respectively. With respect to the Total Return Bond Fund, PFPC received administration fees of $32,500, $35,919 and $29,335 for the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, respectively. With respect to the Convertible Securities Fund, PFPC received administration fees of $21,562, $20,600 and $12,070 for the fiscal years ended June 30, 2003, June 30, 2002, and the period ending June 30, 2001, respectively.



TRANSFER AGENT AND FUND ACCOUNTANT


PFPC serves as the Trust's Transfer Agent, Dividend Disbursing Agent and Redemption Agent pursuant to a Transfer Agent Services Agreement and also serves as the Trust's Accounting Services Agent pursuant to an Accounting Services Agreement (the "Accounting and Transfer Agent Services Agreements").


The Accounting and Transfer Agent Services Agreements provide generally that PFPC shall be indemnified against liabilities to the Trust in connection with matters relating to the Accounting and Transfer Agent Services Agreements except those arising out of willful misfeasance, bad faith or gross negligence on the part of PFPC in the performance of its duties or from reckless disregard of its obligations and duties thereunder.


THE CUSTODIAN


PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA, 19153, serves as the Trust's Custodian pursuant to a Custody Agreement. In such capacity, the Custodian holds or arranges for the holding of all portfolio securities and other assets of the Funds.


INDEPENDENT AUDITORS


Briggs, Bunting & Dougherty, LLP, Two Penn Center, Suite 820, Philadelphia, PA, 19102-1732 serves as independent auditors for the Funds and provides audit and tax services. The books of the Funds are audited at least once each year by Briggs, Bunting & Dougherty, LLP.

FUND COUNSEL


Dechert LLP, located at 1775 Eye Street, N.W., Washington, DC, 2006-2401, serves as counsel to the Trust.



BROKERAGE COMMISSIONS


It is the policy of each Fund to seek the execution of orders on its portfolio transactions in an effective manner at the most favorable price. Pursuant to its agreement with each Fund, the Advisor determines, subject to the general supervision of the Board of Trustees and in accordance with each Fund's investment objectives, policies and restrictions, which securities are to be purchased and sold and which brokers are to be eligible to execute its portfolio transaction. It is not the policy of the Funds to deal solely with one broker, but it is each Fund's intention to place portfolio transactions with those brokers which provide the most favorable combination of price, execution and services to the Trust. Research services are a factor in selection of brokers, but payment in excess of brokerage commissions charged by other brokers is made in recognition of research services. The reasonableness of brokerage commissions is evaluated by comparison to fees charged by other brokers where the execution and services are comparable.

During the fiscal years ended June 30, 2003, 2002 and 2001, First Mutual Fund paid total brokerage commissions of $67,116, $88,148 and $49,400, respectively. During the fiscal years ended June 30, 2003 and 2002, and the period ended June 30, 2001, Convertible Securities Fund paid total brokerage commissions of $9,978, $7,525 and $13,460 respectively.



                             PRICING OF FUND SHARES

As indicated in the Prospectus, the net asset value per share of each Fund is determined at the time trading closes on the New York Stock Exchange ("NYSE"). The NYSE is open Monday through Friday, but is currently scheduled to be closed on: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each Fund will not be calculated.


Equity Securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security will be valued at the latest available closing bid price. If no bid or ask prices are quoted before closing, the value will be either the last available sale price or, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value.


Securities that are primarily traded on foreign markets are generally valued at the last sale or closing price on the exchange where they are primarily traded. If there is no active trading in a particular security on a given day, the security will be valued at the latest available closing bid price. Securities for which market quotations are not readily available are valued at their fair market value as determined in good faith under procedures established by the Board of Trustees.


Debt securities (including convertible debt) having a maturity greater than 60 days for which market quotations are readily available will be valued at the latest bid price for the Convertible Securities Fund and the average of the latest bid and ask price for the Total Return Bond Fund. If there is no ask price quoted on such day, the security will be valued at the latest bid price.

Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

The procedures used by the pricing service are reviewed by the officers of the Trust under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the debt security. In such instances the debt security will be valued at fair value as determined in good faith by or under the direction of the Trustees.

SYSTEMATIC WITHDRAWAL PLAN

The Funds offer a Systematic Withdrawal Plan ("SWP") if you wish to receive regular distributions from your account in that Fund. However, before you can utilize the SWP, your account in the Fund must have a current value of $5,000 or more, your dividend and distributions must be automatically reinvested and your requested distribution must be $50 or more made on a monthly, quarterly, semi-annual or annual basis.

Your automatic payments under the SWP will either be made by check mailed to your address as shown on the books of the Transfer Agent or to your bank account designated on your Account Application form. An application form for the SWP may be obtained by calling (800) 441-6580. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent at least five days prior to SWP withdrawal date for which you want such change or cancellation.

Please note that if your redemptions from a Fund exceed your dividends from that Fund, your invested principal in the account may decrease. Thus depending on the frequency and amounts of the withdrawals and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely using the SWP.


                                      TAXES

Each Fund intends to qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not be subject to Federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and by satisfying certain other requirements relating to the sources of their income and diversification of their assets.

Distributions paid by a Fund from capital gains, whether received in cash or in additional shares, are taxable to investors as capital gains, regardless of the length of time an investor has owned shares in the Fund. If purchases of shares in a Fund are made shortly before the record date for a capital gains distribution or a dividend, a portion of the investment will be returned as a taxable distribution.

Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

A sale or redemption of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders that have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper taxpayer identification number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the Federal, state, local or foreign tax consequences of an investment in the Fund.



                             PERFORMANCE INFORMATION

From time to time, performance information regarding a Fund, such as total return, may be quoted in advertisements or in communications to shareholders. These performance quotations represent a Fund's past performance, and should not be considered as representative of future results. A Fund's total return may be calculated on an average annual and/or aggregate basis for various periods (which will be stated in all advertisements). Average annual total return reflects the average percentage change per year in the value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, the assumption is made that dividends and capital gain distributions made by the Fund during the period are reinvested in additional shares.

From time to time, a Fund may advertise its yield and "tax-equivalent" yield. A Fund's yields are calculated according to methods that are standardized for all mutual funds. Because yield calculation methods differ from the methods used for other purposes, a Fund's yield may not equal its distribution rate, the income paid to a shareholders account, or the income reported in the Fund's financial statements. The yield of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30 days over a 365-day period and is shown as a percentage of the investment. The Fund may also advertise together with its yield a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's yield.

A Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by a Fund should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Funds may also be mentioned in newspapers, magazines, or other media from time to time. The Funds assume no responsibility for the accuracy of such data. Each Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies.

The principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


CALCULATION OF TOTAL RETURN

Funds compute their average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

         ERV   =   P(1 + T)n

Where: ERV = ending redeemable  value  at the end  of the period covered  by the computation of a hypothetical $1,000 payment made at the beginning of the period.
         P = hypothetical initial payment of $1,000.
         n = period covered by the computation, expressed in terms of years. T = average annual total return.

The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified period that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:



Aggregate Total Return = [(ERV) -1]
                         ----------
                              P

Where: ERV = ending redeemable value at the end  of the  period  covered  by the computation of a hypothetical $1,000 payment made at the beginning of the period.
         P = hypothetical initial payment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Each Fund that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                P (1 + T)n = ATVD
Where:

P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), and n = number of years.
ATVD = ending value of a hypothetical $1,000 payment after taxes on fund distributions but not after taxes on redemptions

Average annual total return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). Each Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                               P (1 + T)n = ATVDR

Where:

        P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), and
        n =  number  of  years.
        ATVDR = ending value of a hypothetical $1,000 payment after taxes on fund distributions and redemption

Average annual total returns-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).


       AVERAGE ANNUAL TOTAL RETURNS/AGGREGATE TOTAL RETURNS--BEFORE TAXES1
                         FOR PERIODS ENDED JUNE 30, 2003

--------------------------------------------------------------------------------------------------------------------------
                                            1 YEAR               5 YEAR               10 YEAR          SINCE INCEPTION 2
--------------------------------------------------------------------------------------------------------------------------
                                                    FIRST MUTUAL FUND
--------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Returns               -8.19                -2.04                 8.11                 10.97
--------------------------------------------------------------------------------------------------------------------------
  Aggregate Total Returns                    -8.19                -9.81                118.17               819.41
--------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Returns               9.15                 6.15                  N/A                  6.46
--------------------------------------------------------------------------------------------------------------------------
  Aggregate Total Returns                    9.15                 34.79                 N/A                  52.47
--------------------------------------------------------------------------------------------------------------------------
                                               CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
  Class A shares Average Annual
  Total Returns (includes sales              1.35                  N/A                  N/A                  -4.31
  load)
--------------------------------------------------------------------------------------------------------------------------
  Class A shares Average Annual
  Total Returns (excludes sales              5.64                  N/A                  N/A                  -2.92
  load)
--------------------------------------------------------------------------------------------------------------------------
  Class A shares Aggregate Total
  Returns (includes sales load)              1.35                  N/A                  N/A                 -11.76
--------------------------------------------------------------------------------------------------------------------------
  Class A shares Aggregate Total
  Returns  (excludes sales load)             5.64                  N/A                  N/A                  -8.06
--------------------------------------------------------------------------------------------------------------------------

1 Average Annual Total Returns and Aggregate Total Returns do not include the effect of any taxes.

2 The First Mutual Fund commenced  investment  operations on August 4, 1959. The
  Total Return Bond Fund commenced investment operations on October 1, 1996. The Convertible Securities Fund commenced investment operations on August 28, 2000.

         AVERAGE ANNUAL TOTAL RETURNS - AFTER TAXES ON DISTRIBUTIONS AND
                  AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS
                         FOR PERIODS ENDED JUNE 30, 2003

--------------------------------------------------------------------------------------------------------------------------
                                                  1 YEAR              5 YEAR             10 YEAR       SINCE INCEPTION1
--------------------------------------------------------------------------------------------------------------------------
                                                    FIRST MUTUAL FUND
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions             -8.19               -3.27               5.70                8.48
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and
      Sale of Fund Shares                         -5.33               -1.72               6.16                8.52
--------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions              7.24                3.93                N/A                4.20
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and          5.79                3.85                N/A                4.10
      Sale of Fund Shares
--------------------------------------------------------------------------------------------------------------------------
                                               CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------
  Class A Return After Taxes on                    0.55                N/A                 N/A               -5.45
      Distributions (includes sales
      charge)
--------------------------------------------------------------------------------------------------------------------------
  Class A Return After Taxes on                    4.81                N/A                 N/A               -4.07
      Distributions (excludes sales
      charge)
--------------------------------------------------------------------------------------------------------------------------
  Class A Return After Taxes on
      Distributions and Sale of Fund               0.77                N/A                 N/A               -4.28
      Shares (includes sales charge)
--------------------------------------------------------------------------------------------------------------------------
  Class A Return After Taxes on                    3.55                N/A                 N/A               -3.12
      Distributions and Sale of Fund
      Shares (excludes sales charge)
--------------------------------------------------------------------------------------------------------------------------

1 The First Mutual Fund commenced  investment  operations on August 4, 1959. The
  Total Return Bond Fund commenced investment operations on October 1, 1996. The Convertible Securities Fund commenced investment operations on August 28, 2000.

A Fund may also quote its yield in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during a recent 30-day (or one month) period by the maximum offering price per share on the last day of that period and annualizing the resulting figure, according to the following formula:


 YIELD = 2 [(a-b+1)6-1]
         --------------
               cd

Where:  a  = dividends and interest earned during the period;
        b  = expenses accrued for the period (net of reimbursements);
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends;
             and
        d  = the maximum offering price per share on the last day of the period.


For the 30 day period ended June 30, 2003, the yields for the Total Return Bond Fund and the Convertible Securities Fund were 2.44% and 1.54% respectively. Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.


                          SHARES OF BENEFICIAL INTEREST

DESCRIPTION OF SHARES

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Shares of a Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.


SHAREHOLDER MEETINGS

The Board of Trustees does not intend to hold annual meetings of shareholders of the Funds. Subject to certain conditions, shareholders of the Funds may seek to communicate with other shareholders to request a shareholder's meeting to vote upon the removal of a Trustee or Trustees.


                              FINANCIAL STATEMENTS

The audited financial statements and notes thereto for each Fund, contained in the Annual Report to Shareholders dated June 30, 2003, are incorporated by reference into this Statement of Additional Information and have been audited by Briggs, Bunting & Dougherty, LLP, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Such financial statements and notes thereto have been incorporated herein in reliance on the report of Briggs, Bunting & Dougherty, LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                            APPENDIX A - PROXY VOTING


                            The Trainer Wortham Funds


                      PROXY VOTING POLICIES AND PROCEDURES


         It shall be the policy of the Trainer Wortham Funds (the "Trust"), on behalf of each of its individual series (the "Funds"), to delegate the authority to vote proxies related to Fund portfolio securities to each respective Funds' investment advisor (the "Advisors").

         The Board of Trustees of the Trust therefore adopts the Proxy Voting Policy of each of the Advisors, which are attached hereto, as the proxy voting policies and procedures that the Advisors will use when exercising voting authority on behalf of the Funds.

         The Board of Trustees of the Trust has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the Funds' consent to vote in matters where either Advisor seeks such consent because of a conflict of interest that arises in connection with a particular vote or for other reasons.

                      PROXY VOTING POLICIES AND PROCEDURES
                      FOR TRAINER, WORTHAM & COMPANY, INC.


INTRODUCTION

Trainer Wortham & Company, Inc. ("TWC") has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisors Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisors, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor ("DOL") Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Specifically, the DOL has issued interpretations of ERISA stating that:

     o The ability to vote proxies constitutes a plan asset;

     o Fiduciaries, in voting proxies, should determine whether the proposals will add or detract from the value of the company over the time frame of the investment;

     o Unless there is a clear reservation of authority to vote proxies to the Trustees or named fiduciary, the investment manager will be responsible for voting; and

     o Investment managers can and should develop policies to aid in determining how to vote on recurring issues.


GENERAL PHILOSOPHY

TWC regards the proxies we hold on behalf of our clients as significant corporate assets. For the sake of efficiency, TWC designates a proxy voting agent to exercise our votes. Currently, EC Proxy Voting Service is our proxy voting service provider, and has been designated to execute our votes in accordance with our proxy voting guidelines.

Our Proxy Voting Guidelines are designed to be responsive to the wide range of issues that can be raised in proxy situations. TWC has a responsibility to provide competitive rates of return to our investors, and we will generally not support resolutions that are likely to harm a company's long-term financial health.

The following items were also taken into consideration:

CLIENT'S BEST INTEREST - all proxy matters will be conducted in the best interest of our clients.

CASE-BY-CASE BASIS - each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the Investment Management agreement and all other relevant facts and circumstances at the time of the vote. (In the event a client wishes to provide direction regarding a particular vote that has been entrusted to TWC, such instruction must be provided by the client in writing and in a timely fashion so as to meet voting deadlines).

CONFLICTS OF INTEREST - any material conflicts will be resolved in the best interest of clients. (See PROCEDURES section below for additional information)

LIMITATIONS - TWC will take a limited role in voting proxies under the following circumstances:

     o NO RESPONSIBILITY. In situations where a client has instructed TWC that he/she will assume responsibility for proxy voting, TWC will have no involvement in voting (Note: Applicable custody banks are instructed to mail proxy material directly to clients).

     o GEOGRAPHICAL  LIMITATIONS  ON PROXY  VOTING
       All proxies will be voted for both Canadian and US securities. TWC cannot guarantee the ability to vote shares of companies domiciled outside Canada and the US at all times.

       In many countries, proxy voting can be complicated and onerous. In some countries, for example, proxy materials are not generally available until 15 days prior to a meeting. Shareholders are thus unable to review proxy issues and company materials thoroughly. In many countries, there is no procedure for mailing in proxy votes; shareholders must attend the meeting in person in order to exercise their vote.

       Many countries also allow companies to engage in `share-blocking' whereby trading company stock within a given period of time on or around a meeting date is prohibited. In most countries, the shareholder resolution process is limited and there are few investment institutions with the capacity to sponsor resolutions of interest to socially responsible shareholders.

     o LIMITED VALUE
       With respect to ERISA accounts the DOL has emphasized that fiduciaries must weigh "the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the plan's participants and beneficiaries. The fiduciary's decision should take into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the value of the plan's investment and whether this expected effect would outweigh the cost of voting."


MUTUAL FUNDS

In situations where TWC serves as advisor or sub-advisor to a Registered Investment Company (RIC), we will comply with all proxy voting requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940. In addition, proxies will be voted:

     o Subject to any applicable investment restrictions of a particular fund, as indicated in the Trust's Prospectus; and,

     o In accordance with any resolutions or other instructions approved by authorized persons of the Trust.


DISCLOSURES

AVAILABILITY OF POLICIES AND PROCEDURES: A copy of TWC's Proxy Voting Policies and Procedures, which may be updated from time to time, are available via the following:

     o Trainer Wortham website - located at WWW.TRAINERWORTHAM.COM.

     o Trainer Wortham's Form ADV - Part II, which is available upon written request.

VOTING HISTORY: TWC will provide, upon written request by a client, information on how that client's proxies were voted. Unless required by law, TWC will not disclose to third parties how it (or its voting agent) voted a client's proxy.

RESPONSIBILITY AND OVERSIGHT

PROXY VOTING COMMITTEE: TWC's Proxy Voting Committee (the "Committee") is responsible for administering and overseeing the proxy voting process. The Committee consists of Portfolio Managers and Research Analysts from the firm's Investment Team, and the firm's Compliance Officer.

BASIS FOR FORMULATION: With respect to each proxy issue, the Committee will analyze the potential economic impact favorable and unfavorable votes may have on the company. The Committee is entrusted to vote with the long-term economic interest of the client in mind.

SOURCE OF INFORMATION. TWC may conduct research internally and/or use the resources of an independent research consultant.

INFORMATION. TWC's policies and procedures are based on information obtained form a number of sources, including the following: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, E.G. Fortune 500 companies.

RESPONSIBILITIES: The Committee, or one or more of its members, is responsible for the following:

     o Development, authorization, implementation and ongoing administration of the advisor's policies and procedures;

     o Oversight of the proxy voting process;

     o Determination of votes for issues that do not fall into one of the categories defined in Part Two;

     o Monitoring of legislative and corporate governance developments and coordination of any corporate or other communication related to proxy issues;

     o Consultation with portfolio managers/research analysts of the accounts holding the relevant security;

     o Engagement and oversight of any third-party vender to review, monitor, and/or vote proxies;

PROCEDURES

A. CLIENT DIRECTION : TWC's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document.

ERISA ACCOUNTS. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the advisor, unless the voting right is retained by a named fiduciary of the plan. (DOL Bulletin 94-2)

CHANGE IN CLIENT DIRECTION. In the event a client wishes to provide direction regarding a particular vote that has been entrusted to TWC, such instruction must be provided by the client in writing, and in a timely fashion so as to meet voting deadlines.

B.  PROXY VOTING PROCESS:

PROXY MATERIALS (VOTING BALLOTS). Registered owners of record, E.G. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to forward them directly to the voting agent.

MATCHING. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.

CATEGORIZATION. Review and categorize proxies according to issues and the proposing parties.

CONFLICTS OF INTEREST. Each proxy is reviewed by the voting agent to assess the extent to which there may be a material conflict between the advisor's interests and those of the client.

In the event a conflict of interest arises, TWC will utilize one of the following methods of resolution:

     o disclose the conflict to client(s) and obtain their consent before voting or mutually agree that the client will vote its own proxies;

     o suggest that the client engage another party to determine how the proxies should be voted;

     o vote  in   accordance   with  a   pre-determined   policy  based  on  the
       recommendations of an independent third party; or

     o erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;

VOTE. The voting agent will then vote the proxy in accordance with the firm's policies and procedures and return the voted proxy to the issuer or its information agent.

REVIEW. The voting agent will conduct a review to ensure that materials are received in a timely manner.

In addition, the designated voting agent will reconcile, on a regular basis, proxies received against holdings on the record date of client accounts over which TWC has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

C. RECORDKEEPING:

SECTION 204-2. TW will maintain records of proxies voted pursuant to Section 204-2 of the Advisors Act.

Such records will include:

     o a copy of the Proxy Policy and associated procedures;

     o proxy statements received regarding client securities (maintained by voting agent);

     o a record of each vote cast (maintained by voting agent);

     o a copy of any document created by the advisor that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     o each written client request for proxy voting records and the advisor's written response to any (written or oral) client request for such records.

Note: For ERISA accounts, advisors are required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether the advisor is fulfilling its obligations. (DOL Bulletin 94-2) Retention may include issuer name and meeting, issues voted on and record of the vote, number of shares eligible to be voted on the record date, and numbers of shares voted.

DURATION. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate TWC office (or authorized agent).

                      PROXY VOTING POLICY FOR FROLEY, REVY
                      INVESTMENT CO., INC. ("FROLEY, REVY")


         PROXY POLICY

         The voting of proxies is an important aspect of an investment manager's fiduciary obligations to an account subject to ERISA and to all other accounts which request the manager to vote proxies.

         Proxies  will  be  voted  in  the  best   interests  of  the  account's
         participants and beneficiaries. Thus, the primary consideration in voting a proxy must be the ultimate economic value of the stock based on Froley, Revy's independent analysis of the stock's investment considerations.

         On minor uncontested matters, Froley, Revy will vote with management.

         PROXY VOTING COMMITTEE

         The Committee members shall be designated by the Compliance Officer.

         DISQUALIFICATION FROM VOTING

         Any committee member who personally owns any stocks or bonds in the company whose proxy is being solicited or an acquiring company in a tender offer vote should disqualify himself from voting. Similarly, any committee member who has any relative in management of the company or an acquiring company should disqualify himself. Further, prior to voting, each committee member should determine if there is any conflict of interest in his voting. If there is, he should disqualify himself.

         PROCEDURES

         REVIEW OF PLAN DOCUMENTS

         The Director of Operations shall have responsibility for review of plan documents of any ERISA client to determine if there are any directions that could impact proxy voting and shall provide that information to the Proxy Voting Committee. However, any direction that would prevent Froley, Revy from acting in the best interest of the plan is inconsistent with ERISA. If the Director of Operations believes there is any such restriction, the problem should be reviewed with counsel before deciding how to vote.

         ANALYSIS OF ECONOMIC IMPACT OF VOTE

         With respect to each proxy issue, the committee should analyze the economic impact on the company of voting in favor or against the proposal. The committee should not necessarily vote for a "quick buck." The committee should vote based on the best ultimate long-term economic interest of the plan. Any vote involving a tender offer should be analyzed in terms of whether the plan would receive a higher economic value by holding the investment than by tendering now and reinvesting the proceeds.

         POTENTIAL CONFLICTS OF INTEREST

         The following raise potential conflicts of interest:

         (a)  proxy  issues   involving   corporations   whose  funds  (pension,
         corporate, etc.) Froley, Revy manages; (b) proxy issues involving corporations with which Froley, Revy has a banking or financial relationship; and (c) proxy issues involving companies where officers or employees of Froley, Revy are members of the Board of Directors.

         In proxy issues involving potential conflict of interest, the Committee should evaluate carefully the economic impact of any vote and in its minutes explain the rationale for its vote in detail.

         Where proxy voting involves a potential conflict of interest as described above, the committee shall disclose its conflict to the client and allow the client an opportunity to approve the recommended vote based upon the committee's communicated rationale.

         MONITORING OF PROXY VOTING

         Froley, Revy should check to be sure it has received all the proxies it has agreed to vote and be sure that these proxies have been voted.

         RECORD KEEPING

         RECORDS

         Records should be kept of proxy voting. These records should reflect the persons making the proxy voting decisions and any persons who disqualified themselves because of a conflict of interest, and should include an explanation for each vote. Some clients may require a quarterly listing of all proxies voted and an explanation of the reasoning for each such vote that does not involve routine matters of corporate governance. The Director of Operations shall be responsible for preparation of the records and preparing any related reports to clients.

         CUMULATIVE VOTING RECORD

         There should be a cumulative record of how Froley, Revy voted on each issue for a company and the date of each vote by company and by year. Some accounts may require that Froley, Revy provide this voting record to them on an annual basis. The Director of Operations shall be responsible for seeing that such reports are prepared and sent to the accounts requesting them.

                                     PART C
                                OTHER INFORMATION

ITEM 23.      EXHIBITS.

         (a) Agreement and Declaration of Trust dated October 18, 1994, last amended July 25, 1996 -- Incorporated herein by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 56 to Registration Statement No. 2-15037 filed electronically September 30, 1996.

         (b) By-Laws dated October 18, 1994, last amended July 25, 1996 -- Incorporated herein by reference to Exhibit No. 2(a) to Post-Effective Amendment No. 56 to Registration Statement No. 2-15037 filed electronically September 30, 1996.

         (c)   None

         (d)   (i)    Investment  Advisory  Agreement  for TRAINER  WORTHAM
                      FIRST MUTUAL FUND between Registrant and Trainer Wortham &
                      Company, Inc. dated November 14, 1998 -- Incorporated herein by reference to Exhibit (d)(i) to Post-Effective
                      Amendment No. 68 to Registration Statement No. 2-15037 filed electronically November 1, 2000.

               (ii) Investment Advisory Agreement for TRAINER WORTHAM TOTAL RETURN BOND FUND between Registrant and Trainer Wortham & Company, Inc. dated November 14, 1998 -- Incorporated herein by reference to Exhibit (d)(ii) to Post-Effective Amendment No. 68 to Registration Statement No. 2-15037 filed electronically November 1, 2000.

               (iii) Investment Advisory Agreement for FROLEY, REVY CONVERTIBLE SECURITIES FUND between Registrant and Froley, Revy Investment Co., Inc. dated September 30, 2002 -- Incorporated herein by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 70 to Registration Statement No. 2-15037 filed electronically November 1, 2002.

               (iv) Sub-Investment Advisory Agreement for FROLEY, REVY CONVERTIBLE SECURITIES FUND between Froley, Revy Investment Co., Inc. and Trainer Wortham & Company, Inc. dated September 30, 2002 -- Incorporated herein by reference to Exhibit (d)(iv) to Post-Effective Amendment No. 70 to Registration Statement No. 2-15037 filed electronically November 1, 2002.

         (e)   (ii)   Underwriting  Agreement  between  Registrant and PFPC
                      Distributors, Inc. dated December 31, 2000 -- Incorporated herein by reference to Exhibit (e)(ii) to Post-Effective
                      Amendment No. 69 to Registration Statement No.2-15037 filed electronically October 17, 2001.

         (f)          None.

         (g)   (i)    Custody Agreement with PFPC Trust Company dated August 1,
                      2000 -- Incorporated herein by reference to Exhibit (g)(i) to Post-Effective Amendment No. 68 to Registration
                      Statement No. 2-15037 filed electronically November 1,
                      2000.

         (h)   (i)    Administration   Agreement  between  Registrant  and
                      Fund/Plan Services, Inc., dated July 25, 1996 --
                      Incorporated herein by reference to Exhibit No. 9(a) to Post-Effective Amendment No. 56 to Registration Statement
                      No. 2-15037 filed electronically September 30, 1996.

                      (a) Amendment to Administration  Agreement dated April 28,
                          1998 -- Incorporated herein by reference to Exhibit No. 9(a)(i) to Post-Effective Amendment No. 59 to Registration Statement No. 2-15037 filed electronically October 30, 1998.

               (ii) Accounting Services Agreement between Registrant and Fund/Plan Services, Inc., dated July 25, 1996 -- Incorporated herein by reference to Exhibit No. 9(b) to Post-Effective Amendment No. 56 to Registration Statement No. 2-15037 filed electronically September 30, 1996.

                      (a) Amendment to Accounting Services Agreement dated April
                          28, 1998 -- Incorporated herein by reference to Exhibit No. 9(b)(i) to Post-Effective Amendment No. 59 to Registration Statement No. 2-15037 filed electronically October 30, 1998.

               (iii) Transfer Agent Services Agreement between Registrant and Fund/Plan Services, Inc., dated July 25, 1996 -- Incorporated herein by reference to Exhibit No. 9(c) to Post-Effective Amendment No. 56 to Registration Statement No. 2-15037 filed electronically September 30, 1996.

                      (a) Amendment to Transfer Agent Services Agreement dated
                          April 28, 1998 -- Incorporated herein by reference to Exhibit No. 9(c)(i) to Post-Effective Amendment No. 59 to Registration Statement No. 2-15037 filed electronically October 30, 1998.

                      (b) Amendment to Transfer Agent Services Agreement dated
                          July 24, 2002 -- Incorporated herein by reference to Exhibit (h)(iii)(b) to Post-Effective Amendment No. 70 to Registration Statement No. 2-15037 filed electronically November 1, 2002.

               (iv) Operating Expenses Agreement for TOTAL RETURN BOND FUND between Registrant and Trainer Wortham & Company, Inc., dated July 1, 1999, as amended, July 30, 2002 -- filed herewith.

               (v) Operating Expenses Agreement for FROLEY, REVY CONVERTIBLE SECURITIES FUND between Registrant and Froley, Revy Investment Co., Inc., dated August 1, 2002 -- filed herewith.

         (i)   Not Applicable.

         (j)   Consent of Briggs Bunting & Dougherty, LLP -- filed herewith.

         (k)   Not Applicable.

         (l)   None.

         (m)   (i)    Distribution (12b-1) Plan for FIRST MUTUAL FUND, dated
                      October 31, 1991, as amended November 14, 1998 --
                      Incorporated herein by reference to Exhibit (m)(i) to Post-Effective Amendment No. 70 to Registration Statement
                      No. 2-15037 filed electronically November 1, 2002.

               (ii) Service and Distribution Plan for the FROLEY, REVY CONVERTIBLE SECURITIES FUND -- Incorporated herein by reference to Exhibit (m) to Post-Effective Amendment No. 67 to Registration Statement No. 2-15037 filed electronically August 3, 2000.

         (n)   Reserved.

         (o)   None.

         (p)   (i)    Code of Ethics - Trainer Wortham Funds and Trainer
                      Wortham & Company, Inc.--Incorporated herein by reference to Exhibit (p)(i) to Post-Effective Amendment No. 70 to
                      Registration  Statement No. 2-15037 filed electronically
                      November 1, 2002.

               (ii) Code of Ethics - Froley, Revy Investment Co., Inc. -- Incorporated herein by reference to Exhibit (p)(ii) to Post-Effective Amendment No. 68 to Registration Statement No. 2-15037 filed electronically August 3, 2000.

         (q)   Powers-of-Attorney -- Incorporated herein by reference to Exhibit
               (q) to Post-Effective Amendment No. 68 to Registration Statement No. 2-15037 filed electronically August 3, 2000.


ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.


ITEM 25.      INDEMNIFICATION.

         Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust provides as follows: The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every trustee and officer of the Trust from an against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

         Article Sixth of the By-Laws of the Trust provide that any trustee and officer shall be indemnified against reasonable costs and expenses incurred in connection with any proceeding to which he or she is made a party by reason of his being or having been a trustee or officer of the Trust, except in relation to any action, suit or proceeding in which he or she is adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves a trustee or officer of liability for such willful misfeasance, etc., a written opinion of independent counsel is required prior to payment of indemnification.

         Indemnification of the Trust's investment advisor, distributor, custodian, administrator, transfer agent, dividend disbursing and redemption agent and accounting services agent is provided for, respectively, in Section 8 of the Investment Advisory Agreement (Exhibit 5(a)); Section 8 of the Underwriting Agreement (Exhibit 6(a)), Section 18 of the Custodian Agreement (Exhibit 8), Section 25 of the Administration Agreement (Exhibit 9(a)) Section 8(d) of the Administration Agreement (Exhibit 9(c)), and Section 23 of the Accounting Services Agreement (Exhibit 9(c)).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities which have been registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

         The list required by this Item 26 of officers and directors of Trainer Wortham & Company Inc., together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Trainer Wortham & Company Inc. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-56293).

         The list required by this Item 26 of officers and directors of Froley, Revy Investment Co., Inc., together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Froley, Revy Investment Co., Inc. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 10672).


ITEM 27.      PRINCIPAL UNDERWRITER.

              (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of July 1, 2003:

                           AB Funds Trust
                           AFBA 5 Star Funds, Inc.
                           Atlantic Whitehall Funds Trust
                           Forward Funds, Inc
                           Gartmore Focus Fund
                           Harris Insight Funds Trust

                           Hillview Investment Trust II
                           International Dollar Reserve Fund I, Ltd.
                           Kalmar Pooled Investment Trust
                           Matthews Asian Funds
                           Metropolitan West Funds
                           New Covenant Funds
                           Pictet Funds
                           The RBB Fund, Inc.
                           RS Investment Trust
                           Scudder Investments VIT Funds
                           Smith Graham Institutional Funds
                           Stratton Growth Fund, Inc.
                           Stratton Monthly Dividend REIT Shares, Inc.
                           The Stratton Funds, Inc.
                           Tomorrow Funds Retirement Trust
                           Trainer, Wortham First Mutual Funds
                           Undiscovered Managers Funds
                           Weiss, Peck & Greer Funds Trust
                           Weiss, Peck & Greer International Fund
                           Wilshire Target Funds, Inc.
                           WPG Large Cap Growth Fund
                           WPG Tudor Fund
                           WT Investment Trust

                    Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           BlackRock Provident Institutional Funds
                           BlackRock Funds, Inc.

                    Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           Northern Funds Trust
                           Northern Institutional Funds Trust

                    Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                                 ABN AMRO Funds

PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

(b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

         Brian Burns               -  Chairman, Chief Executive Officer,
                                      Director and President
         Michael Denofrio          -  Director
         Susan Keller              -  Director

         Rita G. Adler             -  Chief Compliance Officer
         Christine A. Ritch        -  Chief Legal Officer
         Salvatore Faia            -  Secretary and Clerk
         Christopher S. Conner     -  Assistant Secretary and Assistant Clerk
         Bradley A. Stearns        -  Assistant Secretary and Assistant Clerk
         John L. Wilson            -  Assistant Secretary and Assistant Clerk
         John Coary                -  Treasurer
         Douglas D. Castagna       -  Controller and Assistant Treasurer
         Bruno DiStefano           -  Vice President
         Elizabeth T. Holtsbery    -  Vice President
         Susan K. Moscaritolo      -  Vice President
         Thomas Rodman             -  Vice President

(c) Not applicable.


ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS.

(1) Trainer Wortham & Company, Inc., 1230 Avenue of the Americas, New York, NY 10020 (records relating to its functions as investment advisor).

(2) Froley, Revy Investment Co., Inc., 10900 Wilshire Boulevard, Los Angeles, California 90024 (records relating to its functions as investment advisor).

(3) PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, PA 19153 (records relating to its functions as Custodian).

(4) PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its functions as Transfer Agent, dividend disbursing and redemption agent, and Accounting Services Agent).

(5) Dechert LLP, 1775 Eye Street N.W., Washington, DC 20006 (Articles of Association, By-Laws and Minute Books).

(6)      PFPC Inc. and PFPC Distributors, Inc., 760 Moore Road, King of Prussia,
         PA  19406  (Administrative   records  and  those  records  relating  to
         functions as Distributor.


ITEM 29.      MANAGEMENT SERVICES.

None


ITEM 30.      UNDERTAKINGS.

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 71 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 71 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in New York, New York on September 30, 2003.

                                     TRAINER WORTHAM FUNDS

                                     By:      /S/ JOANNE PIETRINI-SMITH*
                                              --------------------------
                                              Joanne Pietrini-Smith
                                              President, Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE                        TITLE                                            DATE
---------                        -----                                            ----
/S/ JAMES F. TWADDELL*           Vice Chairman of the Board and Trustee           September 30, 2003
----------------------
James F. Twaddell

/S/ DAVID P. COMO*               Chairman of the Board and Trustee                September 30, 2003
----------------------
David P. Como

/*/ ROBERT S. LAZAR*             Trustee                                          September 30, 2003
----------------------
Robert S. Lazar

/S/ DAVID ELIAS*                 Trustee                                          September 30, 2003
----------------------
David Elias

/S/ ROBERT H. BRESLIN, JR.*      Trustee                                          September 30, 2003
----------------------
Robert H. Breslin, Jr.

/S/ TIMOTHY J. O'HARA*           Trustee                                          September 30, 2003
----------------------
Timothy J. O'Hara

/S/ TODD EISENBERG*              Trustee                                          September 30, 2003
----------------------
Todd Eisenberg

SIGNATURE                        TITLE                                            DATE
---------                        -----                                            ----
/S/ MARTIN LEVIN*                Trustee                                          September 30, 2003
----------------------
Martin Levin

/S/ GEORGE A. FROLEY, III*       Trustee                                          September 30, 2003
----------------------
George A. Froley, III

/S/ JOANNE PIETRINI-SMITH*       President, Chief Administrative Officer,         September 30, 2003
----------------------           Chief Executive Officer
Joanne Pietrini-Smith

/S/ ANN HOULIHAN*                Treasurer, Chief Financial Officer               September 30, 2003
----------------------
Ann Houlihan

*BY S/S JOANNE PIETRINI-SMITH

    Joanne Pietrini-Smith, Attorney-in-Fact
    Pursuant to Power of Attorney filed herewith.

                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION
-------                    -----------

(h)(iv) Operating Expenses Agreement for TOTAL RETURN BOND FUND between Registrant and Trainer Wortham & Company, Inc., dated July 1, 1999, as amended, July 30, 2002.

(h)(v) Operating Expenses Agreement for FROLEY, REVY CONVERTIBLE SECURITIES FUND between Registrant and Froley, Revy Investment Co., Inc., dated August 1, 2002.

(j)                        Consent of Briggs Bunting & Dougherty, LLP.